Exhibit 10.15

CONFIDENTIAL TREATMENT REQUESTED

LICENSE AGREEMENT

BY AND BETWEEN

MEIJI SEIKA PHARMA CO., LTD.

AND

SPERO OPCO, INC.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

TABLE OF CONTENTS

ARTICLE 1	DEFINITIONS	1

ARTICLE 2	LICENSE GRANTS	10

2.1	Meiji Grant	10
2.2	Spero Grant	11
2.3	Development and Manufacturing Retained Rights	12
2.4	Sublicensing	12
2.5	Initial File / Knowledge Transfer and Support	13
2.6	Reservation of Rights	13
2.7	Non-Competing Product	13

ARTICLE 3	Collaboration structure and activities	14

3.1	General Responsibilities and Expenses	14
3.2	Joint Development Committee	15
3.3	Spero Development Plan and Diligence	16
3.4	Meiji’s Diligence	17
3.5	Meiji Development Plan	18
3.6	Ongoing Data Sharing	18
3.7	Pharmacovigilance	18
3.8	Supply Agreements	19
3.9	Joint Commercialization Committee	19

ARTICLE 4	ECONOMICS	19

4.1	Upfront Payment	19
4.2	Milestone Payments	19
4.3	Product Royalty	19
4.4	Licensee Revenue	20
4.5	Payments	20
4.6	Audit Rights	21

ARTICLE 5	INTELLECTUAL PROPERTY OWNERSHIP, PROTECTION AND RELATED MATTERS	22

5.1	Ownership of Intellectual Property and Regulatory Documentation	22
5.2	Prosecution and Maintenance of Patent Rights	22
5.3	Third Party Infringement	23

ARTICLE 6	CONFIDENTIALITY	24

6.1	Confidential Information	24
6.2	Existence and Terms of Agreement	25

ARTICLE 7	REPRESENTATIONS AND WARRANTIES; CERTAIN COVENANTS	25

7.1	Representations, Warranties and Covenants of each Party	25
7.2	Representations and Warranties of Meiji	26
7.3	Representations and Warranties of Spero	27
7.4	No Warranties	28

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

ARTICLE 8	INDEMNIFICATION	28

8.1	General Indemnification By Meiji	28
8.2	General Indemnification By Spero	28
8.3	Pfizer Claim	29
8.4	Notice	29
8.5	Defense	29
8.6	Cooperation	29
8.7	Settlement	29

ARTICLE 9	TERM AND TERMINATION	30

9.1	Term	30
9.2	Termination	30
9.3	Effects of Expiration or Termination	32

ARTICLE 10	MISCELLANEOUS	34

10.1	Assignment; Successors	34
10.2	Export Control	34
10.3	Compliance with Applicable Laws	34
10.4	Choice of Law	34
10.5	Dispute Resolution	34
10.6	Injunctive Relief	35
10.7	Notices	36
10.8	Severability	36
10.9	Integration	36
10.10	English Language	37
10.11	Section 365(n)	37
10.12	Waivers and Amendments	37
10.13	Independent Contractors; No Agency	37
10.14	Execution in Counterparts; Facsimile Signatures	37
10.15	Exclusions and Limitations of Liability	38
10.16	Performance by Affiliates	38
10.17	Force Majeure	38
10.18	No Third Party Beneficiary Rights	38
10.19	Non-exclusive Remedy	38
10.20	Interpretation	39
10.21	Further Assurances	39
10.22	Construction	39
10.23	Records Generally	39
10.24	Press Releases and Publicity	39

Exhibit A – Key Terms of Clinical Supply Agreement

Exhibit B – Compound

Exhibit C – Selected Items of WLJ Know-How

Exhibit D – Selected Items of Meiji Know-How

Exhibit E – Pfizer Letter

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

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CONFIDENTIAL TREATMENT REQUESTED

LICENSE AGREEMENT

This License Agreement (this “Agreement”) is made and effective as of the 14th day of June, 2017 (the “Effective Date”) by and between Meiji Seika Pharma Co., Ltd., a Japanese corporation with offices at 2-4-16, Kyobashi, Chuo-ku, Tokyo, 104-8002 Japan (“Meiji”) and Spero OpCo, Inc., a Delaware corporation with offices at 675 Massachusetts Avenue, 14th Floor, Cambridge, MA 20139, USA (“Spero”).

INTRODUCTION

WHEREAS, Meiji is the party to that certain license agreement (the “WLJ Agreement”) dated as of the [***] day of [***], between Meiji and Pfizer Japan Inc., as successor to Wyeth Lederle Japan, Ltd. (“Pfizer Japan”), currently a wholly-owned subsidiary of Pfizer Inc.;

WHEREAS, Meiji owns or has rights to certain WLJ Know-How, Meiji Intellectual Property and Meiji Regulatory Documentation necessary or useful for Spero to Develop, Manufacture and Commercialize the Compound and the Product;

WHEREAS, Spero desires to be granted by Meiji a license in certain countries to use WLJ Know-How, Meiji Intellectual Property and Meiji Regulatory Documentation for the Development, Manufacture and Commercialization of the Compound and the Product in such countries, and Meiji desires to grant such a license to Spero, in each case, subject to the terms and conditions set forth herein; and

WHEREAS, Meiji desires to be granted by Spero a license in certain countries to use Spero Intellectual Property and Spero Regulatory Documentation for the Development, Manufacture and Commercialization of the Compound and the Product in such countries, and Spero desires to grant such a license to Meiji, in each case, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, Meiji and Spero hereby agree as follows:

ARTICLE 1

DEFINITIONS

As used in this Agreement, the following terms shall have the meanings set forth below:

1.1 “Accounting Standards” means, to the extent applicable to Spero, United States Generally Accepted Accounting Principles or International Financial Reporting Standards as issued by the International Accounting Standards Board.

1.2 “Action” means any claim, audit, examination, action, cause of action or suit (whether in contract or tort or otherwise), litigation (whether at law or in equity, whether civil or criminal), assessment, arbitration, mediation, investigation, hearing, charge, complaint, demand, notice or proceeding.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

1.3 “Affiliate” means, with respect to a Person, another Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person; provided, that for purposes of this definition, “control” means, with respect to a Person at the relevant time (whether on the Effective Date or at a relevant time during the Term), the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by contract, by board of director membership or representation, or otherwise.

1.4 “Agreement” is defined in the preamble of this Agreement.

1.5 “API” means the Compound having a specific physicochemical property and used as a bulk substance for formulating the Product.

1.6 “Approval Application” means new drug application for the Product that is submitted to the FDA pursuant to 21 C.F.R. 314.3 or similar application or submission for the Product filed with a Regulatory Authority in a country or group of countries to obtain Marketing Approval for a pharmaceutical product in that country or group of countries.

1.7 “Breaching Party” is defined in Section 9.2.2.

1.8 “Clinical Supply Agreement” is defined in Section 3.8.

1.9 “Combination Product” means any orally administered pharmaceutical product in finished dosage form for human use containing the Compound in combination with one or more the Other Active Ingredient(s).

1.10 “Commercialize” or “Commercialization” means to import, export, use, have used, sell, have sold, or offer for sale, commercialize, register, hold, or keep (whether for disposal or otherwise), or otherwise dispose of Products. For clarity, “Commercialize” and “Commercialization” do not include “Manufacture” and “Manufacturing.”

1.11 “Commercially Reasonable Efforts” means efforts that are [***].

1.12 “Compound” means the carbapenem chemical compound having the generic name, tebipenem pivoxil, the chemical structure of which is set forth in Exhibit B, including [***].

1.13 “Confidential Information” means (a) all technical and business information including trade secrets or confidential or proprietary information or tangible materials of the disclosing Party or its Affiliates provided or disclosed to the other Party or any of its Affiliates pursuant to this Agreement, whether marked as confidential or not, and (b) the terms and conditions of this Agreement; provided, however, that Confidential Information shall not include information that:

(i) has been published by a Third Party or otherwise is or hereafter becomes part of the public domain by public use, publication, general knowledge or the like through no wrongful act, fault or negligence on the part of the receiving Party or its Affiliates;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(ii) has been in the receiving Party’s or its Affiliates possession prior to disclosure by the disclosing Party without any obligation of confidentiality with respect to such information (as evidenced by the receiving Party’s or such Affiliate’s written records or other competent evidence);

(iii) is subsequently received by the receiving Party or its Affiliate from a Third Party without restriction and without breach of any agreement between such Third Party and the disclosing Party;

(iv) is generally made available to Third Parties by the disclosing Party without restriction on disclosure; or

(v) has been independently developed by or for the receiving Party or its Affiliates without reference to, or use or disclosure of, the disclosing Party’s Confidential Information (as evidenced by the receiving Party’s or such Affiliate’s written records or other competent evidence);

provided, however, that clauses (ii) through (v) above cannot be applied to the terms and conditions of this Agreement.

1.14 “Control” or “Controlled” means, with respect to any Know-How, Patent Right, other intellectual property right, compound or product, the legal authority or right (whether by ownership, license (other than a license granted pursuant to this Agreement) or otherwise) of a Party or its relevant Affiliate, to grant access, a license or a sublicense of or under such Know-How, Patent Right, intellectual property right, compound or product to the other Party, to the extent contemplated by this Agreement, without breaching the terms of any agreement with a Third Party, or misappropriating the proprietary or trade secret information of a Third Party.

1.15 “Cover,” “Covering” or “Covered” means, when referring to a compound or product, Patent Right or Know-How: (a) with respect to an issued patent included in a Patent Right, that, in the absence of a license granted to a Person under a claim of such Patent Right, the practice by such Person of a specified activity with respect to such compound or product, or the practice by such Person of such Patent Right or the use by such Person of such Know-How, would infringe such claim, or (b) with respect to a patent application included in a Patent Right, that, in the absence of a license granted to a Person under a claim included in such patent application, the practice by such Person of a specified activity with respect to such compound or product, or the practice by such Person of an invention claimed in such Patent Right or the use by such Person of such Know-How, would infringe such claim if such patent application were to issue as a patent.

1.16 “CTM” is defined in Exhibit A.

1.17 “Debarred” is defined in Section 7.1.1.

1.18 “Development” means all activities directed to the development of the Compound and the Product, including GLP toxicology studies and any other pre-clinical or clinical activities and studies, manufacturing and having the Compound and the Product manufactured for purposes of development and regulatory activities conducted with an aim to obtain the Marketing Approval; and the term “Develop” shall have correlative meaning.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

1.19 “Diligence Milestone” is defined in Section 3.3.2.

1.20 “Dispute Notice” is defined in Section 10.5.

1.21 “Disqualified” is defined in Section 7.1.1.

1.22 “Effective Date” is defined in the Preamble.

1.23 “Excluded” is defined in Section 7.1.1.

1.24 “Executive Officer” means (a) a senior executive employee or director of Spero designated by Spero (the “Spero Executive Officer”) or (b) a senior executive employee or director of Meiji designated by Meiji (the “Meiji Executive Officer”).

1.25 “FDA” means the United States Food and Drug Administration.

1.26 “Field” means the treatment, prevention or diagnosis of all diseases in humans.

1.27 “First Commercial Sale” means, on a Product-by-Product and country-by-country basis, with respect to a Product in any country, the first sale for monetary value for use or consumption by the end user of such Product in such country after the Marketing Approval for such Product has been obtained in such country.

1.28 “ICC” is defined in Section 10.5.

1.29 “Indemnified Party” is defined in Section 8.4.

1.30 “Indemnifying Party” is defined in Section 8.4.

1.31 “Intellectual Property” means any (a) Patent Rights and (b) Know-How.

1.32 “JCC” is defined in Section 3.9.

1.33 “JDC” is defined in Section 3.2.1.

1.34 “Jointly-Generated Intellectual Property” is defined in Section 5.1.2.

1.35 “Jointly-Generated Patent Rights” means any Patent Rights that Cover the Jointly-Generated Intellectual Property.

1.36 “Know-How” means any and all information comprising or relating to concepts, discoveries, data, designs, formulae, composition, protocols, techniques, ideas, materials, inventions, methods, models, assays, research plans, procedures, designs for experiments and tests and results of experimentation and testing, including results of research or development, together with processes, including manufacturing processes, specifications, techniques, chemical, biological, pharmacological, toxicological, clinical, safety, manufacturing, analytical and quality

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

control data, trial data, case report forms, data analysis, reports or summaries and information contained in submissions to and information from ethical committees and governmental entities, in each case (whether or not confidential, proprietary, patented or patentable) in written, electronic or any other form now known or hereafter developed.

1.37 “KOLs” is defined in Section 3.1.1.

1.38 “Licensee Revenue” means consideration received by Spero or an Affiliate of Spero from a Sublicensee for the grant of a sublicense under Section 2.4.1, including upfront payments, and development and sales milestone payments. If any milestone payment made by such Sublicensee is payable based on a milestone event set forth in Section 4.2, the Licensee Revenue portion of such milestone payment shall include only the amount of the payment received from such Sublicensee that exceeds the amount due from Spero under Section 4.2. Licensee Revenue excludes (x) any amounts reimbursed to Spero or its Affiliates for patent prosecution and maintenance expenses, and (y) bona fide payments for research and development or other services provided to a Sublicensee by Spero or its Affiliates at commercially reasonable rates. If Spero or its Affiliate receives any non-monetary consideration, including but not limited to shares of stock, share options and any property from such Sublicensee in consideration for the grant of such sublicense, the fair market value of such non-monetary consideration appraised in a manner to be agreed between the Parties shall be deemed to be Licensee Revenue. If Spero or an Affiliate of Spero enters into an agreement with a Sublicensee for the supply of the Compound and/or Product to such Sublicensee, any payment made by such Sublicensee for the Compound and/or Product that exceeds the cost of goods sold plus [***] percent ([***]%) shall be deemed to be the Licensee Revenue. Running royalties paid by such Sublicensee are subject to Section 4.3 and shall not be deemed to be part of the Licensee Revenue.

1.39 “Licensee Revenue Cap” is defined in Section 4.4.

1.40 “Licensee Revenue Share” is defined in Section 4.4.

1.41 “Losses” means any judgments, awards, suits, fines, liabilities, losses, costs, damages, expenses or amounts paid in settlement (in each case, including reasonable attorneys’ and experts’ fees and expenses) arising from a Third Party Claim.

1.42 “Major Country(ies)” means [***].

1.43 “Manufacture” means the manufacturing of the Compound and/or Product up to and including finished, packed and labeled drug product, and all activities related to such manufacturing of Compound and/or Product, or any ingredient thereof, either directly or through a contract manufacturer, including in-process and semi-finished Product testing, ongoing stability tests and regulatory activities related to any of the foregoing. “Manufactured” or “Manufacturing” and other forms of the word “Manufacture” shall have correlative meaning.

1.44 “Marketing Approval” means, with respect to a Product in a particular jurisdiction, all approvals, licenses, registrations or authorizations that are required by the applicable Regulatory Authority for the Commercialization of such Product in such jurisdiction, including, with respect to the United States, approval of an Approval Application for such Product by the FDA. For clarity, Marketing Approval does not include reimbursement authorization or pricing approval determinations.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

1.45 “Milestone Event” is defined in Section 4.2.

1.46 “Milestone Payment” is defined in Section 4.2.

1.47 “Meiji” is defined in the Preamble.

1.48 “Meiji Development and Manufacturing Retained Rights” is defined in Section 2.3.1.

1.49 “Meiji Development Plan” is defined in Section 3.5.

1.50 “Meiji Indemnified Parties” is defined in Section 8.2.

1.51 “Meiji Intellectual Property” means all Meiji Know-How and Meiji Patent Rights.

1.52 “Meiji Know-How” means all Know-How Controlled by Meiji, its Affiliates or Sublicensees on the Effective Date or during the Term, that is necessary or useful for the Development, Manufacture and Commercialization of the Compound and/or the Product in the Field, but excluding the Meiji Regulatory Documentation and WLJ Know-How. The Meiji Know-How includes, but for clarity is not limited to, the items set forth on Exhibit D hereto.

1.53 “Meiji Patent Rights” means any Patent Rights Covering the Compound and/or the Product that are Controlled by Meiji, its Affiliates or Sublicensees on the Effective Date or during the Term.

1.54 “Meiji Regulatory Documentation” means all letters, correspondence and other documents and information (in any format) submitted by or on behalf of Meiji, its Affiliates or Sublicensees to Regulatory Authorities in the Meiji Territory, or received from Regulatory Authorities in the Meiji Territory, relating to the Compound and/or the Product including but not limited to Orapenem.

1.55 “Meiji Territory” means Japan, Bangladesh, Brunei, Cambodia, China, Indonesia, Laos, Malaysia, Myanmar, Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam.

1.56 “Memorandum” is defined in Section 10.24.4

1.57 “Net Sales” means with respect to a Product for any period, the total amount billed or invoiced on sales of such Product during such period by Spero, its Affiliates, or Sublicensees to Third Parties (including wholesalers or distributors), in bona fide arm’s length transactions, less the following deductions, in each case related specifically to the Product and actually allowed and taken by such Third Parties and not otherwise recovered by or reimbursed to Spero, its Affiliates, or Sublicensees: (a) trade, cash and quantity discounts; (b) price reductions, rebates or charge backs, retroactive or otherwise (including Medicare, Medicaid, managed care and other similar types of rebates and chargebacks); (c) taxes on sales (such as sales, value added, or use taxes, but excluding taxes assessed or assessable against the income

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

derived by Spero, its Affiliates or Sublicensees from such sales) to the extent added to the sale price and set forth separately as such in the total amount invoiced; (d) amounts repaid or credited by reason of rejections, defects or recalls; (e) freight, insurance, and other transportation charges to the extent added to the sale price and set forth separately as such in the total amount invoiced; (f) the portion of administrative fees paid during the relevant time period to group purchasing organizations, pharmaceutical benefit managers and/or Medicare prescription drug plans relating to such Product; (g) any invoiced amounts from a prior period which are not collected and are written off by Spero, its Affiliates or Sublicensees, including bad debts, not to exceed [***] percent ([***]%) of Net Sales; and (h) that portion of the annual fee on prescription drug manufacturers imposed on Spero, its Affiliates or Sublicensees in the USA by the Patient Protection and Affordable Care Act, Pub. L. No. 111-148 (as amended), if any, that is allocable to sales of the Products by Spero, its Affiliates or Sublicensees (it being understood that neither Spero nor any of its Affiliates or Sublicensees shall be permitted to deduct such fees to the extent any other Person has deducted such fees with respect to the sales of the same Product). All of the above deductions shall be consistent with Accounting Standards.

Net Sales shall not include transfers or dispositions of Product without charge for charitable, promotional, pre-clinical, clinical, regulatory, or governmental purposes. Net Sales shall include the amount or fair market value of all other consideration received by Spero, its Affiliates or Sublicensees in respect of the Product, whether such consideration is in cash, payment in kind, exchange or other form, provided that the fair market value of non-monetary consideration shall be appraised in a manner to be agreed between the Parties. Net Sales shall not include sales between or among Spero, its Affiliates or Sublicensees unless such Affiliate or Sublicensee is the end-user of the Product.

In the event that a Product is sold in any country or other jurisdiction in a Combination Product, Net Sales for such Product sold as part of a Combination Product shall be determined by multiplying the net sales of such Combination Product (replacing “Product” with “Combination Product” in the definition of Net Sales above) during the applicable period by the fraction A/(A+B), where A is the average per unit sale price of such Product when sold separately as a standalone Product in finished form in the country in which the Combination Product is sold and B is the average per unit sale price of the Other Active Ingredient(s) contained in the Combination Product when sold separately as standalone products in finished form in the country in which the Combination Product is sold, in each case during the applicable period or, if sales of such standalone Product or Other Active Ingredient(s), as applicable, did not occur in such period, then in the most recent period in which arm’s length fair market sales of such Product or Other Active Ingredient(s), as applicable, occurred. If such average sale price cannot be determined for such Product or any of the Other Active Ingredient(s), the Parties shall negotiate in good faith to determine what portion of the net sales of such Combination Product in such country or other jurisdiction shall be treated as “Net Sales” under this Agreement, which determination shall be based on the value added by the Product in such Combination Product, compared to the value added by such Other Active Ingredient(s) in such Combination Product, to the invoice price of such Combination Product.

1.58 “Non-Breaching Party” is defined in Section 9.2.2

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

1.59 “Orapenem” means the Product in fine granule formulation which Meiji is commercializing as of the Effective Date.

1.60 “Other Active Ingredient” means any component that provides pharmacological activity or other direct therapeutic effect or that therapeutically affects the structure or any function of the body whereby such component is not the Compound.

1.61 “Party” means either Meiji or Spero; “Parties” means Meiji and Spero, collectively.

1.62 “Patent Rights” means any and all (a) national, regional and international patents and patent applications, including provisional patent applications and right to priority to such applications, (b) patent applications filed either from such patents, patent applications or provisional applications (set forth in (a)) or from an application claiming priority from either of these, including divisionals, continuations, continuations-in-part, provisionals, converted provisionals and continued prosecution applications, (c) patents that have issued or in the future issue from the foregoing patent applications (set forth in (a) and (b)), including utility models, petty patents and design patents and certificates of invention, (d) extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations and extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications (set forth in (a), (b), and (c)), and (e) similar rights, including so-called pipeline protection or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any of such foregoing patent applications and patents.

1.63 “Person” means an individual, corporation, company, partnership, limited liability company, joint venture, association, trust, business trust, governmental entity, unincorporated organization, a division or operating group of any of the foregoing or any other entity or organization.

1.64 “Personnel” is defined in Section 7.1.1.

1.65 “Pharmacovigilance Agreement” is defined in Section 3.7.2.

1.66 “Pfizer Claim” is defined in Section 8.3.

1.67 “Pfizer Japan” is defined in the Preamble.

1.68 “Pfizer Letter” means the letter between Meiji and Pfizer Japan dated January 9, 2016, the complete copy of which is attached on Exhibit E hereto.

1.69 “Product” means any orally administered pharmaceutical product in finished dosage form containing the API for human use including but not limited to the Spero New Formulation Product and Orapenem.

1.70 “Regulatory Authority” means any national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity with authority over the Development, Manufacture or Commercialization of the Compound and/or the Product.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

1.71 “Regulatory Exclusivity” means, with respect to any country or other jurisdiction, an additional market protection, other than patent protection, granted by the Regulatory Authority in such country or other jurisdiction which confers an exclusive commercialization period during which a Party or its Affiliates or Sublicensees have the exclusive right to manufacture, market or sell a Product in such country or other jurisdiction through a regulatory exclusivity right (e.g., new chemical entity or biologic exclusivity, new use or indication exclusivity, new formulation exclusivity, orphan drug exclusivity or pediatric exclusivity).

1.72 “Royalties” is defined in Section 4.3.

1.73 “Royalty Term” means, on a Product-by-Product and country-by-country basis, the period beginning on the date of the First Commercial Sale of such Product in such country and ending on the latest of (i) the date when Regulatory Exclusivity of such Product ends in such country, (ii) the date when all Meiji Know-How, Meiji Regulatory Documentation and WLJ Know-How have become generally available to the public or ten (10) years from the date of First Commercial Sale of such Product in such country, whichever is earlier or (iii) the date when the last to expire Valid Claim within the Meiji Patent Rights expires in such country.

1.74 “Spero” is defined in the Preamble.

1.75 “Spero Indemnified Parties” is defined in Section 8.1.

1.76 “Spero Intellectual Property” means all Spero Know-How, Spero Patent Rights.

1.77 “Spero Know-How” means all Know-How Controlled by Spero, its Affiliates or Sublicensees, on the Effective Date or during the Term, that is necessary or useful for the Development, Manufacture and Commercialization of the Compound and/or the Product in the Field, but excluding the Spero Regulatory Documentation.

1.78 “Spero Development and Manufacturing Retained Rights” is defined in Section 2.3.2.

1.79 “Spero New Formulation Product” means the Product in a formulation which Spero, directly or indirectly through its Affiliates or Sublicensees, is developing as of the Effective Date or develops during the Term.

1.80 “Spero Patent Rights” means any Patent Rights Covering the Compound and/or the Product that are Controlled by Spero, its Affiliates or Sublicensees on the Effective Date or during the Term.

1.81 “Spero Regulatory Documentation” means all letters, correspondence and other documents and information (in any format) submitted by or on behalf of Spero or its Affiliates or Sublicensees to Regulatory Authorities in the Spero Territory, or received from Regulatory Authorities in the Spero Territory, relating to the Compound and/or the Product including but not limited to Spero New Formulation Product.

1.82 “Spero Territory” means worldwide excluding the Meiji Territory.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

1.83 “Sublicensee” means, with respect to a Party or its Affiliate, a Third Party sublicensee of the rights granted to such Party under this Agreement pursuant to Section 2.4.1 and Section 2.4.2 hereof.

1.84 “Term” is defined in Section 9.1.

1.85 “Third Party” means any person or entity other than Spero, Meiji and their respective Affiliates.

1.86 “Third Party Claim” is defined in Section 8.1.

1.87 “United States,” “U.S.” “US” or “US Territory” means the United States of America and its territories and possessions.

1.88 “Valid Claim” means a claim of any issued and unexpired patent whose validity, enforceability, or patentability has not been affected by any of the following: (a) irretrievable lapse, abandonment, revocation, dedication to the public, or disclaimer; or (b) a holding, finding, or decision of invalidity, unenforceability, or non-patentability by a court, governmental agency, national or regional patent office, or other appropriate body that has competent jurisdiction, such holding, finding, or decision being final and unappealable or unappealed within the time allowed for appeal.

1.89 “WLJ Agreement” is defined in the Preamble.

1.90 “WLJ Know-How” means all Know-How relating to the Compound and/or the Product disclosed and provided by Pfizer Japan (or its predecessor) to Meiji under the WLJ Agreement, including all such Know-How that is available to Meiji on the Effective Date or made available to Meiji during the Term. The WLJ Know-How includes, but for clarity is not limited to, the items set forth on Exhibit C hereto.

ARTICLE 2

LICENSE GRANTS

2.1 Meiji Grant. Subject to the terms and conditions of this Agreement, Meiji hereby grants to Spero, under the Meiji Intellectual Property, Meiji Regulatory Documentation and WLJ Know-How, a royalty-bearing and exclusive (even as to Meiji) license (but subject to (i) the Meiji Development and Manufacturing Retained Rights set forth in Section 2.3.1, (ii) the non-exclusive and sublicensable license granted to Pfizer Japan for the Meiji Intellectual Property and Meiji Regulatory Documentation under the WLJ Agreement and (iii) all rights retained by Pfizer Japan with respect to the WLJ Know-How [***] the Pfizer Letter), with the right to sublicense subject to Section 2.4.1, to Develop, Manufacture and Commercialize the Compound and the Product in the Field in the Spero Territory. For clarity, the foregoing license includes the right to use, cross-reference, file or incorporate by reference any information and data within the Meiji Regulatory Documentation to support any regulatory filings in the Spero Territory relating to the Compound and/or the Product. Without limiting the foregoing, Spero hereby agrees to Commercialize the Product solely in the Spero Territory and shall not, and shall not permit its Affiliates, Sublicensees or distributors to, distribute, market, promote, offer for sale or sell the Product (a) to any Third Party outside the Spero Territory or (b) to any Third Party inside the Spero Territory that Spero, or its Affiliates, Sublicensees or distributors, as applicable, knows is reasonably likely to distribute, market, promote, offer for sale or sell such Product outside the Spero Territory.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

2.2 Spero Grant.

2.2.1 Subject to the terms and conditions of this Agreement, Spero hereby grants to Meiji, under Spero Intellectual Property and Spero Regulatory Documentation, (i) a royalty-free and exclusive (even as to Spero) license but subject to the Spero Development and Manufacturing Retained Rights set forth in Section 2.3.2, with the right to sublicense in accordance with Section 2.4.2, to Develop, Manufacture and Commercialize the Compound and the Product in the Field in the Meiji Territory, and (ii) a royalty-free and non-exclusive license, with the right to sublicense in accordance with Section 2.4.2, to Develop and Manufacture the Compound and the Product in the Spero Territory solely for the purpose of furthering Development, Manufacturing and Commercialization of the Compound and/or the Product in the Field in the Meiji Territory. For clarity, the foregoing license includes the right to use, cross-reference, file or incorporate by reference any information and data within the Spero Regulatory Documentation to support any regulatory filings in the Meiji Territory relating to the Compound and/or the Product. Without limiting the foregoing, Meiji hereby agrees to Commercialize the Product solely in the Meiji Territory and shall not, and shall not permit its Affiliates, Sublicensees or distributors to, distribute, market, promote, offer for sale or sell the Product (a) to any Third Party outside the Meiji Territory or (b) to any Third Party inside the Meiji Territory that Meiji, or its Affiliates, Sublicensees or distributors, as applicable, knows is reasonably likely to distribute, market, promote, offer for sale or sell such Product outside the Meiji Territory.

2.2.2 Subject to the terms and conditions of this Agreement, Spero hereby grants to Meiji a royalty-free, fully paid-up and perpetual (except as expressly provided in Section 3.4(i)(a)) license, with the right to sublicense in accordance with Section 2.4.2, to use the Jointly-Generated Intellectual Property for the development, manufacture and commercialization of any compound or product (including the Compound and the Product) in and outside the Field in the Meiji Territory and the Spero Territory, except for the Development, Manufacture and Commercialization of the Compound and the Product in the Field in the Spero Territory (other than the Development, Manufacture and having Manufactured of the Compound and the Product in the Spero Territory solely for the purpose of furthering Development, Manufacture and Commercialization thereof in the Field in the Meiji Territory). The license set forth in this Section 2.2.2 shall be (a) exclusive (even as to Spero) as to (i) the Development, Manufacture and Commercialization of the Compound and the Product in the Field in the Meiji Territory (but subject to the Spero Development and Manufacturing Retained Rights set forth in Section 2.3.2) and (ii) the development, manufacture and commercialization of any compound or product (including the Compound and the Product) outside the Field in the Meiji Territory and (b) non-exclusive in all other respects.

Notwithstanding the foregoing, in the event that Meiji desires to use the Jointly-Generated Intellectual Property to (x) Develop, Manufacture and/or Commercialize the Spero New Formulation Product outside the Field in the Meiji Territory or (y) Develop, Manufacture and/or Commercialize the Compound and/or the Product outside the Field in the Spero Territory, Meiji shall inform Spero of its intended activities with such use of the Jointly-Generated

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Intellectual Property outside the Field and shall discuss the same with Spero through JDC in advance. Spero shall give due consideration to Meiji’s reasons for such use desired by Meiji. Meiji shall give due consideration to the potential effects of such use on the general clinical utility and commercial potential of the Spero New Formulation Product in the Spero Territory, as well as then-current ethical and stewardship considerations as generally accepted in the anti-bacterial segment of the pharmaceutical industry. Following such discussion in good faith, if such use is, in Spero’s reasonable opinion supported with justifiable reasons, likely to have a material adverse effect on the Commercialization of the Spero New Formulation Product by Spero in the Field in the Spero Territory, Meiji shall refrain from such use.

2.3 Development and Manufacturing Retained Rights.

2.3.1 Meiji Development and Manufacturing Retained Rights. Meiji shall retain the right under Meiji Intellectual Property, Meiji Regulatory Documentation and WLJ Know-How, to Develop, Manufacture and have Manufactured the Compound and the Product in the Spero Territory solely for the purpose of furthering Development, Manufacturing and Commercialization thereof in the Field in the Meiji Territory (the “Meiji Development and Manufacturing Retained Rights”). When Meiji desires to conduct any clinical trial of the Product in the Spero Territory by exercising the Meiji Development and Manufacturing Retained Rights, Meiji shall provide Spero with an advance notice via the JDC.

2.3.2 Spero Development and Manufacturing Retained Rights. Spero shall retain the right under Spero Intellectual Property, Spero Regulatory Documentation and Jointly-Generated Intellectual Property to Develop, Manufacture and have Manufactured the Compound and the Product in the Meiji Territory solely for the purpose of furthering Development, Manufacturing and Commercialization thereof in the Field in the Spero Territory (the “Spero Development and Manufacturing Retained Rights”). When Spero desires to conduct any clinical trial of the Product in the Meiji Territory by exercising the Spero Development and Manufacturing Retained Rights, Spero shall provide Meiji with an advance notice via the JDC.

2.4 Sublicensing.

2.4.1 By Spero. Spero shall have the right to grant sublicenses with the right to grant further sublicenses under the rights granted to Spero pursuant to Section 2.1 to its Affiliates and any Sublicensee; provided that (i) the terms of any sublicense by Spero to its Affiliates and/or Sublicensee shall be in a written agreement and consistent with the terms of this Agreement, (ii) Spero’s grant of any sublicense shall not relieve Spero from any of its obligations under this Agreement, (iii) Spero shall remain responsible for its Affiliates’ and/or Sublicensees’ performance under this Agreement, and (iv) Spero shall notify Meiji of the identity of any Affiliate or Sublicensee that receives a sublicense and the territory in which it will grant such sublicense in advance to entering into any such sublicense agreement; and, provided further, that if such sublicense by Spero involves the grant of a sublicense of the WLJ Know-How to a Sublicensee, prior written consent of Pfizer Japan to such sublicense must be obtained and Meiji and Spero shall [***] to seek such consent of Pfizer Japan, it being understood that Meiji shall in no event guarantee that such consent can be obtained from Pfizer Japan. For clarity, if Pfizer Japan refuses consent to the sublicense of the WLJ Know-How, (x) Section 9.2.4 shall apply,

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

and (y) regardless of whether Spero exercises its termination rights under Section 9.2.4, Spero shall not grant any sublicense under the WLJ Know-How but Spero shall be free to proceed with the sublicense under the Meiji Know-How, Meiji Patent Rights and the Meiji Regulatory Documentation, subject to the terms and conditions set forth in the first sentence and the following sentence of this Section 2.4.1. Except for the sublicense from Spero solely under the data sets, reports, and other documents listed on Exhibit D, prior to disclosing any Meiji Know-How to a Sublicensee, the following procedures shall apply: if Spero desires to proceed with sublicensing a particular data set, report or other document other than those set forth in Exhibit D, Spero shall consult with Meiji whether such specific data set, report, or other document qualifies as WLJ Know-How or Meiji Know-How and shall abide by Meiji’s determination of such qualification. Meiji represents that the data sets, reports, and other documents listed on Exhibit D are not combined with any items of the WLJ Know-How.

2.4.2 By Meiji. Meiji shall have the right to grant sublicenses with the right to grant further sublicenses under the rights granted to Meiji pursuant to Section 2.2 to its Affiliates and any Sublicensee; provided that (i) the terms of any sublicense by Meiji to its Affiliates and/or Sublicensee shall be in a written agreement and consistent with the terms of this Agreement, (ii) Meiji’s grant of any sublicense shall not relieve Meiji from any of its obligations under this Agreement, (iii) Meiji shall remain responsible for its Affiliates’ and/or Sublicensees’ performance under this Agreement, and (iv) Meiji shall notify Spero of the identity of any Affiliate or Sublicensee that receives a sublicense and the territory in which it will grant such sublicense in advance to entering into any such sublicense.

2.5 Initial File / Knowledge Transfer and Support. Upon Spero’s request with at least [***] notice, the Parties will meet on-site at Meiji’s head office in Kyobashi, Tokyo to conduct in-person knowledge transfer relating to the Compound or Product as reasonably requested by Spero. Within [***] after the Effective Date, Meiji will transfer, on an “as is” basis, copies of all existing WLJ Know-How, Meiji Know-How and Meiji Regulatory Documentation in electronic format, if currently available, or such other form as mutually agreed by the Parties, including all of the reports and other documents listed on Exhibit C and Exhibit D. Meiji shall provide Spero with reasonable transition support by Meiji personnel with expertise in the Meiji Know-How at no cost for activities related to the knowledge transfer described in this Section 2.5.

2.6 Reservation of Rights. No rights, other than those expressly set forth in this Agreement are granted to either Party hereunder, and no additional rights shall be deemed granted to either Party by implication, estoppel or otherwise, with respect to any Intellectual Property rights. All rights not expressly granted by either Party or its Affiliates to the other hereunder are reserved.

2.7 Non-Competing Product. From the Effective Date until the [***] anniversary of the date of the First Commercial Sale of the first Product in the United States, Spero and its Affiliates and Sublicensees shall not (i) develop, manufacture or commercialize in the Spero Territory any oral dosage formulation of any carbapenem in the Field other than the Compound and the Product pursuant to this Agreement, and (ii) develop and manufacture for any Third Party, or assist any Third Party in developing, or manufacturing, any oral dosage formulation of

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

any carbapenem in the Field for commercialization thereof in the Spero Territory other than the Compound and the Product pursuant to this Agreement. Further, in Japan and any country in the Meiji Territory where Meiji commercializes Orapenem, Spero and its Affiliates and Sublicensees shall not develop, manufacture or commercialize any oral dosage formulation of any carbapenem which has the same indication as Orapenem in such countries during the Term as long as Meiji commercializes Orapenem in such country(ies).

ARTICLE 3

COLLABORATION STRUCTURE AND ACTIVITIES

3.1 General Responsibilities and Expenses.

3.1.1 Spero Territory. Except as expressly set forth in this Agreement or as may be otherwise agreed in writing by a duly authorized representative of Meiji, Spero shall be solely responsible for the Development, Manufacture and Commercialization of the Compound and the Product in the Spero Territory, including obtaining all necessary Marketing Approvals, and for all costs associated with the foregoing. Furthermore, Spero shall be free to attend and present at medical and scientific conferences and meetings, including meetings with key opinion leaders (“KOLs”), in the Meiji Territory for purposes of furthering the Development, Manufacture and Commercialization of the Spero New Formulation Product in the Spero Territory, unless such attendance is, in Meiji’s reasonable opinion, likely to have a material adverse effect on the Commercialization of Orapenem by Meiji in the Meiji Territory. Spero shall notify Meiji in advance through the JDC (or, if appropriate, the JCC) of Spero’s planned attendance at such conferences and meetings in the Meiji Territory to the extent relating to the Compound and/or the Product.

3.1.2 Meiji Territory. Except as expressly set forth in this Agreement or as may be otherwise agreed in writing by a duly authorized representative of Spero, Meiji shall be solely responsible for Development, Manufacture and Commercialization of the Compound and the Product in the Meiji Territory, including obtaining all necessary Marketing Approvals, and for all costs associated with the foregoing. Furthermore, Meiji shall be free to attend and present at medical and scientific conferences and meetings, including meetings with KOLs, in the Spero Territory for purposes of furthering the Development, Manufacture and Commercialization of the Compound and the Product in the Meiji Territory, unless such attendance is, in Spero’s reasonable opinion, likely to have a material adverse effect on the Commercialization of the Spero New Formulation Product by Spero in the Spero Territory. Meiji shall notify Spero in advance through the JDC (or, if appropriate, the JCC) of Meiji’s planned attendance at such conferences and meetings in the Spero Territory to the extent relating to the Compound and/or the Product.

3.1.3 Cross-Territory Studies. If a Party desires to conduct jointly a clinical study with sites in both the Spero Territory and the Meiji Territory, the Party shall inform the other Party via the JDC. The JDC will discuss any such proposed joint cross-territory study, including the out-of-pocket financial contributions of each Party, allocation of internal resources, access to data arising therefrom, sponsorship of the study and management of clinical sites, and other matters. If the JDC reaches agreement in principle on a plan for such a cross-territory study, the senior management of each Party shall review the plan proposed by the JDC, and if

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

both Parties wish to proceed, the Parties shall negotiate in good faith a written agreement with respect to such cross-territory study. Notwithstanding anything herein, neither Party shall have any obligation under this Agreement to perform, pay for or contribute to any cross-territory study except as may be set forth in a definitive written agreement that has received all necessary senior management and board approvals and has been executed by duly authorized representatives of the Parties.

3.2 Joint Development Committee.

3.2.1 Formation and Role of Joint Development Committee. The Parties shall, within [***] of the Effective Date, establish a Joint Development Committee (the “JDC”), comprised of [***] representatives of Spero and [***] representatives of Meiji, at least one of whom from each Party, who shall serve as [***], shall have experience and seniority sufficient to enable him or her to make decisions on behalf of the Party he or she represents concerning issues within the remit of the JDC.

3.2.2 Responsibilities. The JDC shall be responsible for: (i) confirming and preparing annual (or, if needed, more frequent) updates and revisions to the Spero Development Plan for the Spero Territory prepared by Spero and approved by Meiji pursuant to Section 3.3 and the Meiji Development Plan for the Meiji Territory prepared by Meiji and approved by Spero pursuant to Section 3.3; (ii) monitoring activities and progress under the Spero Development Plan and the Meiji Development Plan, including the preparation and submission of Approval Applications in the Spero Territory and the Meiji Territory; (iii) overseeing the maintenance of all Marketing Approval of the Spero New Formulation Product in the Spero Territory and the Meiji Territory, including the performance of post-approval commitments in the Spero Territory and the Meiji Territory; (iv) overseeing the sharing of regulatory correspondence and other regulatory information relevant to the Development and Commercialization of the Spero New Formulation Product in the Spero Territory and the Meiji Territory, and overseeing planning and submissions for Marketing Approval in the Spero Territory and the Meiji Territory that are filed; (v) overseeing clinical trials, investigator-initiated trials, post-hoc data analyses, and sponsored research arrangements for the Spero Territory and the Meiji Territory; (vii) discussing attendance by either or both Parties at medical and scientific conferences and meetings, including meetings with KOLs, in both the Spero Territory and the Meiji Territory; (viii) overseeing medical affairs activities for the Spero Territory and the Meiji Territory; (ix) developing a publication strategy in the Spero Territory and review procedures for such publications; (x) discussing and determining the details of proposed joint cross-territory studies; and (xi) assuming such other responsibilities as are set forth in this Agreement, or as mutually agreed in writing by duly authorized representatives of the Parties from time to time.

3.2.3 Schedule and Minutes. The representatives of the JDC shall mutually agree on the schedule for meetings, provided that there shall be at least one (1) meeting every [***]. An emergency meeting of the JDC may be held whenever both Parties agree on its necessity. A representative of the Party hosting a meeting of the JDC shall serve as secretary of that meeting. The secretary of the meeting shall prepare and distribute to all members of the JDC: (a) agenda items at least [***] in advance of the applicable meeting and (b) draft minutes of the meeting within [***] following the meeting to allow adequate review and comment. Such minutes shall provide a description in reasonable detail of the discussions held at the meeting and

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

a list of any actions, decisions or determinations approved by the JDC. Minutes of the JDC meeting shall be approved or disapproved, and revised as necessary, within [***] after their initial circulation in draft form. The final minutes approved by all members of the JDC shall be signed by the representatives of both Parties. Minutes for any subcommittees shall be prepared in the same manner and in accordance with the same timelines. The final minutes of any subcommittee shall be provided to the JDC.

3.2.4 Location and Attendance. The location of JDC meetings shall [***], or as otherwise agreed by the Parties. The JDC may also meet by means of telephone conference call or videoconference, provided that at least [***] per calendar year shall be held in person. Each Party shall use reasonable efforts to cause its representatives to attend JDC meetings. If a Party’s representative to the JDC or any subcommittee is unable to attend a meeting, such Party may designate an alternate to attend such meeting in place of the absent representative. In addition, each Party may, at its discretion, invite non-voting employees, and, with the consent of the other Party, consultants or scientific advisors, to attend the meetings of the JDC.

3.2.5 Decision-making. The representatives of each Party shall [***]. The JDC shall [***]. If the Parties are unable to [***], except as set forth in [***] and as set forth in [***], [***], provided that (i) such decision is consistent with the terms and conditions of this Agreement, and (ii) [***]. For clarity, the JDC shall not [***] this Agreement.

3.3 Spero Development Plan and Diligence.

3.3.1 Spero’s Diligence. Spero shall use Commercially Reasonable Efforts to (i) pursue the Development of, (ii) obtain Marketing Approval of, and (iii) Commercialize [***] in the Spero Territory.

3.3.2 Diligence Milestones. Spero shall use Commercially Reasonable Effort to achieve, by itself or through its Affiliates or Sublicensees, the following diligence milestone targets (the “Diligence Milestones”) with respect to the Product:

(a) Initiate the first Phase 1 clinical trial for a Product on or before [***]

(b) [***] on or before [***]

(c) [***] on or before [***].

If Spero reasonably believes that it will not achieve a Diligence Milestone, it may notify Meiji in writing [***] the relevant deadline together with reasons for not achieving the Diligence Milestone. Spero shall include with such notice a [***] extended and/or amended date for achieving the Diligence Milestone. If Spero so notifies Meiji and provides Meiji with a [***] extended and/or amended date for achieving the Diligence Milestone, then this Section 3.3.2 shall be amended automatically to incorporate the extended and/or amended Diligence Milestone set forth in the notice. For clarity, if Spero fails to achieve a Diligence Milestone then, so long as Spero has used and continues to use Commercially Reasonable Efforts to achieve the Diligence Milestones, Meiji shall have no right to terminate this Agreement as a result of such failure.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

3.3.3 Spero Development Plan. Spero shall prepare and submit to the JDC, for its review and approval, a development plan with respect to the Development of the Product in the Spero Territory (once approved by the JDC, the “Spero Development Plan”). The Spero Development Plan shall [***] unless Meiji expressly agrees in writing, in its sole discretion. The Spero Development Plan shall be updated by Spero and submitted to the JDC at least annually. The Spero Development Plan shall include [***]. In the event that the JDC does not approve the Spero Development Plan as provided in Section 3.2.5, Spero shall have final decision-making authority with respect thereto, including with respect to any activity or other matter that is included in the Spero Development Plan unless Meiji reasonably determines that the activity or other matter is likely to [***], in which case the activity or matter shall [***].

3.4 Meiji’s Diligence. Meiji shall have a period of [***] after the receipt of the final study report on the first pivotal study of each Spero New Formulation Product that is the basis for an Approval Application in any of the Major Countries (whether such pivotal study is a Phase 3 clinical trial or a Phase 2 clinical trial that is the basis for an Approval Application; provided that if the relevant Regulatory Authority requires an additional pivotal study prior to submitting an Approval Application, the latest clinical trial shall apply) to evaluate, on a formulation-by-formulation basis, (via the JDC) the data generated by Spero relating to such Spero New Formulation Product. On or before the expiration of such [***] period, Meiji shall provide to Spero a written notice confirming whether Meiji intends to progress the Development, Manufacture and Commercialization of such Spero New Formulation Product on a country-by-country basis in the Meiji Territory:

(i) If Meiji fails to provide written notice by such date, or if Meiji informs Spero that Meiji does not intend to progress the Development, Manufacture and Commercialization of such Spero New Formulation Product (on a formulation-by-formulation and country-by-country basis) in any country in the Meiji Territory, (a) the licenses granted to Meiji set forth in Section 2.2.1 and Section 2.2.2 shall immediately terminate only with respect to the Development, Manufacture and Commercialization of the Spero New Formulation Product in a country(ies) for which Meiji did not notify Spero of its intention to Develop, Manufacture and Commercialize the Spero New Formulation Product; provided, however, that all other licenses set forth in Section 2.2.1 and Section 2.2.2 shall remain in effect; and (b) at Spero’s request, Meiji shall grant to Spero, separately from this Agreement, under terms and conditions to be agreed by the Parties through good faith negotiation the licenses under Meiji Intellectual Property, Meiji Regulatory Documentation and WLJ Know-How, with respect to the Spero New Formulation Product in a country(ies) for which Meiji did not notify Spero of its intention to Develop, Manufacture and Commercialize the Spero New Formulation Product.

(ii) If Meiji’s written notice confirms that Meiji does intend to progress the Development, Manufacture and Commercialization of such Spero New Formulation Product in any country in the Meiji Territory, Meiji shall subsequently use Commercially Reasonable Efforts to Develop and Commercialize such Spero New Formulation Product in such country in the Meiji Territory. If, following the provision of such notice, Meiji fails to use Commercially Reasonable Efforts to Develop and Commercialize such Spero New Formulation Product in any of the countries designated in such notice, and such failure persists for a period of [***] Meiji’s rights in such country shall revert to Spero and the provisions of Section 3.4(i) shall apply.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

3.5 Meiji Development Plan. In the event that Meiji confirms that it does intend to progress the Development, Manufacture and Commercialization of a Spero New Formulation Product in any country(ies) of the Meiji Territory as contemplated in Section 3.4, Spero and Meiji shall use good faith efforts to agree, through the JDC, upon a development plan with respect to the Development of the Spero New Formulation Product with use of Spero Intellectual Property, Jointly-Generated Intellectual Property and/or Spero Regulatory Documentation in such country(ies) of the Meiji Territory (once approved by the JDC, the “Meiji Development Plan”). The Meiji Development Plan shall [***] unless Spero expressly agrees in writing, in its sole discretion. The Meiji Development Plan shall be updated by Meiji and submitted to the JDC at least annually. The Meiji Development Plan shall include [***]. In the event that the JDC does not approve the Meiji Development Plan, Meiji shall have final decision-making authority with respect thereto, including with respect to any activity or other matter that is included in the Meiji Development Plan unless Spero reasonably determines that the activity or other matter is likely to [***], in which case the activity or matter shall [***]. For the avoidance of doubt, except as required pursuant to Section 2.2.2, Meiji shall not be required to report any Development, Manufacture and Commercialization plan and/or activities on the Compound and/or the Product other than the Spero New Formulation Product.

3.6 Ongoing Data Sharing. The Parties, through the JDC, shall exchange the Meiji Intellectual Property, Spero Intellectual Property, Meiji Regulatory Documentation and Spero Regulatory Documentation throughout the Term in accordance with procedures and timing determined by the JDC, provided that such exchanges shall take place at least biannually.

3.7 Pharmacovigilance.

3.7.1 Spero shall own and manage the global safety database for the Product. Spero or its Affiliates shall be responsible for the timely reporting in the Spero Territory of all relevant adverse drug reactions/experiences, including those associated with Product quality complaints, and aggregate safety data relating to the Product, in accordance with local pharmacovigilance legislation within the Spero Territory. Meiji shall be responsible for the timely reporting in the Meiji Territory of all relevant adverse drug reactions/experiences, including those associated with Product quality complaints, and aggregate safety data relating to the Product, in accordance with local pharmacovigilance legislation within the Meiji Territory. The Parties shall exchange safety data described above throughout the Term.

3.7.2 Further details of the Parties’ respective pharmacovigilance obligations and responsibilities shall be set forth in a pharmacovigilance agreement that will be agreed to by the Parties (and their respective Affiliate(s), as appropriate) within [***] after the Effective Date (as it may be amended from time to time, the “Pharmacovigilance Agreement”). In the event of a conflict between the terms of the Pharmacovigilance Agreement and the terms of this Agreement, the provisions of this Agreement shall govern; provided, however, that the Pharmacovigilance Agreement shall govern in respect of pharmacovigilance, including safety and risk management matters.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

3.8 Supply Agreements. The Parties agree to negotiate in good faith within [***] after the Effective Date a new agreement concerning the Development, manufacture and supply of the Spero New Formulation Product for clinical use incorporating the terms set forth on Exhibit A hereto (the “Clinical Supply Agreement”). Meiji shall have a non-exclusive right to negotiate with Spero for a supply agreement for the Spero New Formulation Product for commercial use in the Spero Territory. No later than [***], the Parties shall initiate a good faith discussion with respect to a non-exclusive commercial supply agreement for the Spero New Formulation Product, and shall negotiate in good faith to agree on commercially reasonable terms for such commercial supply agreement.

3.9 Joint Commercialization Committee. The Parties shall, within [***] after the first filing by Spero of an Approval Application for the Product in the Spero Territory, establish a Joint Commercialization Committee (the “JCC”), comprised of [***] representatives of Spero and [***] representatives of Meiji, at least one of whom from each Party, who shall serve as [***], shall have experience and seniority sufficient to enable him or her to make decisions on behalf of the Party he or she represents concerning issues within the remit of the JCC. The JCC shall be responsible for sharing information relating to the Parties’ respective Commercialization plans in accordance with a JCC charter to be negotiated in good faith by the Parties prior to the establishment of the JCC. For clarity, subject to the other terms and conditions of this Agreement, each Party shall have sole control over Commercialization in its Territory except as may otherwise be expressly agreed by the Parties in a writing signed by their respective duly authorized representatives.

ARTICLE 4

ECONOMICS

4.1 Upfront Payment. In consideration of the rights granted by Meiji to Spero under Section 2.1, within [***] of the Effective Date, Spero shall pay to Meiji a one-time, non-refundable, non-creditable upfront fee of five hundred thousand US dollars ($500,000).

4.2 Milestone Payments. In consideration of the rights granted by Meiji to Spero under Section 2.1, Spero shall pay to Meiji the following milestone payments (each, a “Milestone Payment”) set forth in this Section 4.2 within [***] after occurrence of the corresponding milestone event (each, a “Milestone Event”). Each Milestone Payment is payable only once, regardless of the number of Products (or formulations) that achieve the relevant Milestone Event or the number of times Product(s) (or formulations) achieve such Milestone Event, and shall be non-refundable and non-creditable.

Milestone Number	Milestone Event	Milestone Payment
1	Enrollment of the first patient or subject in the first Clinical Trial of a Product in the Spero Territory		$1,000,000
2	[***]	$	[***]
3	[***]	$	[***]

4.3 Product Royalty. In consideration of the rights granted by Meiji to Spero under Section 2.1, Spero shall pay to Meiji a royalty on Net Sales of the Products (“Royalties”) at a royalty rate equal to [***] percent ([***]%) on a Product-by-Product and country-by-country basis during the Royalty Term. Upon the expiration of the Royalty Term for a given Product in a given country, no further royalties shall be payable on Net Sales of such Product in such country.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

4.4 Licensee Revenue. Spero shall pay to Meiji [***] percent ([***]%) of all Licensee Revenue in US dollars upon Spero’s receipt thereof (the “Licensee Revenue Share”), up to an aggregate amount of seven million five hundred thousand dollars ($7,500,000) (the “Licensee Revenue Cap”). For clarity, once the Licensee Revenue Cap has been reached, no further Licensee Revenue Share payments shall be due, regardless of the number of Products that have been sublicensed.

4.5 Payments.

4.5.1 Royalties shall become due and payable in US dollars [***] following the end of the calendar quarter during which Net Sales first occur, and within [***] of the end of each calendar quarter thereafter for Net Sales generated during each such calendar quarter.

4.5.2 Within [***] after the end of each calendar quarter following Regulatory Approval of a Product, Spero shall (i) pay, or cause to be paid, to Meiji an aggregate amount in cash equal to the amount of the Royalties for such calendar quarter and (ii) furnish to Meiji a written report showing in reasonably specific detail, on a Product-by-Product and country-by-country basis the calculation of Net Sales of a Product sold by Spero and its Affiliates and Sublicensees during such calendar quarter and the calculation of Royalties for such calendar quarter. Spero shall keep complete and accurate records in sufficient detail to enable the Royalties under this Article 4 to be determined.

4.5.3 When Spero receives the Licensee Revenue, Spero shall (i) pay to Meiji the Licensee Revenue Share on such Licensee Revenue and (ii) furnish to Meiji a written report showing details of such Licensee Revenue and the calculation of the Licensee Revenue Share within [***] after receipt by Spero of such Licensee Revenue or, as the case may be, completion of the appraisal of the fair market value of such Licensee Revenue if such Licensee Revenue is non-monetary consideration. Spero shall keep complete and accurate records with respect to the Licensee Revenue in sufficient detail to enable the Licensee Revenue Share to be determined.

4.5.4 In the event that Spero fails to pay to Meiji the upfront payment, Milestone Payment, Royalties and Licensee Revenue Share by the due date, Spero shall pay to Meiji overdue interest at the rate of [***] percent ([***]%) per annum from the due date until completion of the payment in full. Each payment of the upfront payment, Milestone Payment, Royalties and Licensee Revenue Share due from Spero to Meiji shall be made without any deduction, withholding or offset, except for the withholding tax if withholding tax is required by applicable tax laws.

4.5.5 Meiji shall provide such information and documentation to Spero as are reasonably requested by Spero that are necessary for Spero to determine if any withholding taxes apply to any payments to be made by Spero to Meiji. Spero shall only make such withholding tax payments to the extent required by applicable laws and shall subtract such required withholding tax payments that are actually paid by Spero to the appropriate governmental authority responsible for the collection of such withholding tax from the payments due to Meiji.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Spero shall promptly submit to Meiji appropriate proof of payment by Spero to the appropriate tax authority of the required withholding taxes. At the request of Meiji, Spero shall give Meiji such reasonable assistance, which shall include the provision of appropriate certificates of such deductions and withholding tax payments made, together with other supporting documentation as may be required by the relevant tax authority, to enable Meiji to claim exemption from such withholding tax or to obtain a repayment thereof or a reduction thereof, and shall provide such additional documentation from time to time as is reasonably requested by Meiji in connection with any of the foregoing.

4.5.6 All payments hereunder including upfront payment, Milestone Payments, Royalties and Licensee Revenue Share shall be payable in US dollars. For Licensee Revenues which Spero receives in any currencies other than US dollars, they shall be translated to US dollars by using the interbank exchange rate on the date of such receipt quoted by the Wall Street Journal (or any successor publication thereto). For calculation of Royalties, Net Sales shall be first determined in the currency of the countries in which they are earned and then translated to US dollars by using the interbank exchange rate on the last business day of each calendar quarter quoted by the Wall Street Journal (or any successor publication thereto).

4.6 Audit Rights.

4.6.1 Upon [***] advance written notice by Meiji and not more than once in each calendar year, Spero, its Affiliates and Sublicensees shall permit an independent certified public accounting firm of nationally recognized standing, selected by Meiji and reasonably acceptable to Spero, to have access (including electronic access, to the extent available and customary for audit purposes) during normal business hours to such of the records of Spero and its Affiliates and Sublicensees as may be reasonably necessary to verify the accuracy of the reports on the Royalties and Licensee Revenue Share hereunder for the [***] calendar years immediately prior to the date of such request. No calendar year may be audited more than once. The accounting firm will enter a confidentiality agreement reasonably acceptable to Spero governing the use and disclosure of Spero’s information disclosed to such firm, and such firm shall disclose to Meiji only whether the reports on the Royalties and Licensee Revenue Share are correct or not and the specific details concerning any discrepancies. Meiji shall treat all financial information disclosed by its accounting firm pursuant to this Section 4.6.1 as Confidential Information of Spero for purposes of Section 6.1 of this Agreement, and shall cause its accounting firm to do the same.

4.6.2 The written report provided by the accounting firm shall be binding on the Parties absent manifest error. If such accounting firm concludes that the Royalties and/or Licensee Revenue Share paid during the audited period were more or less than the actual Royalties and/or Licensee Revenue Share due, Spero shall pay any additional amounts due within [***] after the date the written report of the accounting firm so concluding is delivered to Spero, and Spero shall be permitted to deduct any amounts overpaid from the Royalties and/or Licensee Revenue Share due in the next calendar quarter. The fees charged by such accounting firm shall be paid by Meiji; provided, that if the audit discloses that the Royalties and/or Licensee Revenue Share payable by Spero for the applicable period have been underpaid by more than [***] percent ([***]%), then Spero shall pay the reasonable fees and expenses charged by such accounting firm.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

ARTICLE 5

INTELLECTUAL PROPERTY OWNERSHIP, PROTECTION AND RELATED MATTERS

5.1 Ownership of Intellectual Property and Regulatory Documentation.

5.1.1 Ownership of Solely Generated Intellectual Property. As between the Parties, each Party shall solely own any Intellectual Property that is made or generated solely by employees or contractors of such Party or its Affiliates or Sublicensees.

5.1.2 Ownership of Jointly-Generated Intellectual Property. As between the Parties, any Intellectual Property that is made or generated jointly by Meiji, its Affiliates or Sublicensees and Spero, its Affiliates or Sublicensees during the Term (“Jointly-Generated Intellectual Property”) shall be solely owned by Spero. Meiji hereby assigns and agrees to make any assignments in the future necessary to accomplish the ownership provisions of this Sections 5.1.2. Meiji has and will keep in force appropriate agreements with all of its employees and contractors necessary to fully effect this Section 5.1.2, and will impose equivalent obligations on its Affiliates and Sublicensees. Meiji shall execute all documents reasonably requested by Spero to further evidence, record and perfect the assignments under this Section 5.1.2, and will impose equivalent obligations on its Affiliates and Sublicensees.

5.1.3 Inventorship. As to the determination on whether any invention is solely generated or jointly generated, the rules of inventorship under the U.S. Patent Law shall apply.

5.1.4 Ownership of Regulatory Documentation.

(i) As between the Parties, Spero shall exclusively own all Spero Regulatory Documentation (excluding any data generated by or on behalf of Meiji that is incorporated in the Spero Regulatory Documentation (directly or by cross-reference) from Meiji Regulatory Documentation). Meiji shall have no rights, title or interest in or to the Spero Regulatory Documentation except for the license and right of reference set forth in Section 2.2.

(ii) As between the Parties, Meiji shall exclusively own all Meiji Regulatory Documentation (excluding any data generated by or on behalf of Spero that is incorporated in the Meiji Regulatory Documentation (directly or by cross-reference) from Spero Regulatory Documentation). Spero shall have no rights, title or interest in or to the Meiji Regulatory Documentation except for the license and right of reference set forth in Section 2.1.

5.2 Prosecution and Maintenance of Patent Rights.

5.2.1 Spero shall solely control the preparation, filing, prosecution and maintenance of the Spero Patent Rights at its sole expense on a global basis.

5.2.2 Meiji shall solely control the preparation, filing, prosecution and maintenance of the Meiji Patent Rights at its sole expense on a global basis.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

5.2.3 Spero and Meiji shall in good faith discuss and decide whether a patent application or similar protection shall be filed for each invention within the Jointly-Generated Intellectual Property. Spero shall control the preparation, filing, prosecution and maintenance of the Jointly-Generated Patent Rights at its sole expense on a global basis. Spero shall keep Meiji reasonably apprised of material developments regarding the preparation, filing, prosecution and maintenance of Jointly-Generated Patent Rights, and shall provide Meiji with a reasonable opportunity to comment and make requests regarding the same. Meiji shall provide any comments and make any requests promptly and Spero shall take account of Meiji’ comments and requests in good faith. Meiji shall cooperate with Spero to the extent reasonably necessary for Spero to prepare, file, prosecute and maintain the Jointly-Generated Patent Rights, including the execution and delivery of documents at no cost to Spero.

In the event Spero decides that it no longer wishes to prosecute or maintain any particular Jointly-Generated Patent Right in a specific country, Spero shall notify Meiji and provide Meiji with an opportunity to take over control of the prosecution and/or maintenance of such Jointly-Generated Patent Right in such country at Meiji’ sole expense; provided, however, that if Spero ceases to prosecute or maintain a Jointly-Generated Patent Right for strategic purposes, as set forth below, Meiji will not be granted the right to take over such activities. A decision to cease prosecution and/or maintenance of a Jointly-Generated Patent Right in a country shall be deemed to be “strategic” if it is made for reasons that in light of the likely outcomes of prosecution and/or maintenance of such Jointly-Generated Patent Right, cessation of prosecution and/or maintenance of such Jointly-Generated Patent Right will, in the opinion of Spero and Meiji or, if Spero and Meiji do not reach consensus, in the opinion of outside patent counsel selected by Spero and Meiji, likely be more beneficial for the protection, validity or enforceability of another Jointly-Generated Patent Right, Spero Patent Rights and/or Meiji Patent Rights in such country or other countries. In the event that Meiji takes over prosecution and maintenance of a Jointly-Generated Patent Right under this Section 5.2.3(i), Spero shall assign its joint ownership interest to Meiji, free of charge, and such Jointly-Generated Patent Right so assigned shall no longer be deemed to be a Jointly-Generated Patent Right and shall become a Patent Right owned by Meiji but shall not be deemed to be a Meiji Patent Right licensed to Spero under this Agreement.

5.3 Third Party Infringement.

5.3.1 Notice. If, during the Term, either Party learns of any actual, alleged or threatened infringement by a Third Party of the Spero Patent Rights, the Meiji Patent Rights or Patent Rights in the Jointly-Generated Intellectual Property, such Party shall promptly notify the other Party and shall provide such other Party with available evidence of such infringement.

5.3.2 Enforcement of Patent Rights.

(i) Spero shall have the sole right (but not obligation) to institute any infringement Action under Spero Patent Rights in the Spero Territory and the first right (but not obligation) to institute any infringement Action under Meiji Patent Rights and the Jointly-Generated Patent Rights in the Spero Territory at its expense. In the event that Spero does not exercise the first right to institute any infringement Action under Meiji Patent Rights and the Jointly-Generated Patent Rights in the Spero Territory, then Meiji shall have the right (but not obligation) to institute any infringement Action under Meiji Patent Rights and the Jointly-Generated Patent Rights in the Spero Territory at its expense.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(ii) Meiji shall have the sole right (but not obligation) to institute any infringement Action under Meiji Patent Rights in the Meiji Territory and the first right (but not obligation) to institute any infringement Action under Spero Patent Rights and the Jointly-Generated Patent Rights in the Meiji Territory at its expense. In the event that Meiji does not exercise the first right to institute any infringement Action under Spero Patent Rights and the Jointly-Generated Patent Rights in the Meiji Territory, then Spero shall have the right (but not obligation) to institute any infringement Action under Meiji Patent Rights and the Jointly-Generated Patent Rights in the Meiji Territory at its expense.

5.3.3 Cooperation. In any infringement Action brought by each Party pursuant to Section 5.3.2, the other Party shall, and shall cause its Affiliates to, reasonably cooperate with the Party bringing such infringement Action.

5.3.4 Orange Book Listings. Spero shall have the sole right to determine which Patent Rights that Cover a Product to list in the Orange Book in the U.S. or other foreign equivalents in the Spero Territory and shall, at its discretion, undertake, at its costs and expense, to file any relevant information in order to ensure appropriate listing in the Orange Book relating to a Product.

ARTICLE 6

CONFIDENTIALITY

6.1 Confidential Information.

6.1.1 Obligations.

(a) During the Term and for a period of [***] after any termination or expiration of this Agreement, each Party agrees to, and shall cause its Affiliates to, keep in confidence and not to disclose to any Third Party (except as expressly set forth elsewhere in Section 6.1), or use for any purpose, except to exercise its rights or perform its obligations under this Agreement, any Confidential Information of the other Party.

(b) Each Party agrees that it and its Affiliates shall provide or permit access to the other Party’s Confidential Information to the receiving Party’s directors, officers, employees, consultants, advisors and Sublicensees, and to the directors, officers, employees, consultants and advisors of the receiving Party’s Affiliates, in each case who are subject to obligations of confidentiality and non-use with respect to such Confidential Information no less stringent than the obligations of confidentiality and non-use of the receiving Party pursuant to this Section 6.1; provided, that each Party shall remain responsible for any failure by its Affiliates and Sublicensees, and its and its Affiliates’ respective directors, officers, employees, consultants and advisors, to treat such Confidential Information as required under this Section 6.1 (as if such Affiliates, directors, officers, employees, consultants, advisors and Sublicensees were parties directly bound to the requirements of this Section 6.1).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

6.1.2 Permitted Disclosures.

(a) Notwithstanding anything to the contrary herein, a receiving Party may disclose the other Party’s Confidential Information to the extent such disclosure is reasonably necessary to (i) apply for Approval Applications and obtain and/or maintain Marketing Approvals, (ii) file and prosecute patent applications or maintain patents which are filed or prosecuted in accordance with the provisions of this Agreement, (iii) file, prosecute or defend litigation in accordance with the provisions of this Agreement, (iv) comply with applicable laws, regulations or court orders; provided, however, that if a receiving Party is required to make any such disclosure, it shall provide prior written notice to the disclosing Party and will use reasonable efforts to assist the disclosing Party in its efforts to secure confidential treatment or a protective order or to otherwise limit disclosure, or (v) to the extent such disclosure is reasonably necessary, in complying with the terms of agreements with Third Parties related to Products that are entered into after the Effective Date.

6.2 Existence and Terms of Agreement. Subject to Section 10.24 (Press Releases and Publicity), neither Party may publicly disclose the existence or terms or any other matter of fact regarding this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed; provided, however, that either Party may make such a disclosure (i) to Affiliates, (ii) to potential and actual Sublicensees, investors or sources of financing (in each case who are subject to obligations of confidentiality and non-use with respect to such Confidential Information no less stringent than the obligations of confidentiality and non-use of the receiving Party pursuant to Section 6.1), (iii) in case of Meiji, to Pfizer Japan and its parent company Pfizer Inc. to the extent that such disclosure is necessary (x) to seek Pfizer Japan’s consent pursuant to Section 2.4.1, 10.1 or 10.24.4 or Pfizer Japan’s [***] to Spero or (y) to comply with the terms of the WLJ Agreement (in each case, with imposing on Pfizer Japan and Pfizer Inc. the obligation of confidentiality and non-use no less stringent than the obligations of confidentiality and non-use of Meiji pursuant to Section 6.1) and (iv) to the extent required by law or by the requirements of any nationally recognized securities exchange, quotation system or over-the-counter market on which such Party has its securities listed or traded. In the event that any such disclosure is required, discloser shall make reasonable efforts to provide the other Party with prior notice and to coordinate with the other Party with respect to the wording and timing of any such disclosure.

ARTICLE 7

REPRESENTATIONS AND WARRANTIES; CERTAIN COVENANTS

7.1 Representations, Warranties and Covenants of each Party.

7.1.1 Each Party represents and warrants to the other Party that as of the Effective Date, it and its contractors, and its and their respective directors, officers and employees who are involved in the performance of any activities under this Agreement relating to the Product (collectively, “Personnel”) have never been and are not currently debarred pursuant to the US Generic Drug Enforcement Act of 1992, 21 U.S.C. §335(a), as amended, or any similar law or regulation (collectively “Debarred”), excluded by the US Office of Inspector General pursuant to 42 U.S.C. § 1320a-7, et seq. or any agency from participation in any health care program (collectively “Excluded”) or otherwise disqualified or restricted by the US FDA pursuant to 21 C.F.R. 312.70, or Regulatory Authority (collectively “Disqualified”).

7.1.2 Each Party covenants to the other Party that it shall not employ any Debarred, Excluded or Disqualified Personnel or allow any Debarred, Excluded or Disqualified entity to be involved in any activities relating to this Agreement. Each Party shall notify the other Party promptly if its Personnel are threatened to become Debarred, Excluded or Disqualified.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

7.2 Representations and Warranties of Meiji. Meiji represents and warrants to Spero that, as of the Effective Date:

7.2.1 The execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate Meiji corporate action.

7.2.2 This Agreement is a legal and valid obligation binding upon Meiji and enforceable against Meiji in accordance with its terms, subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights, judicial principles affecting the availability of specific performance and general principles of equity (whether enforceability is considered a proceeding at law or equity), and the execution, delivery and performance of this Agreement by the Parties does not conflict with any agreement, instrument or understanding to which Meiji is a party or by which it is bound.

7.2.3 With respect to the Meiji Intellectual Property (for clarity, other than any WLJ Know-How that is inseparably combined with Meiji Know-How, which shall be covered by the representation and warranty set forth in Section 7.2.4) and the Meiji Regulatory Documentation, Meiji has the full right and legal capacity to grant the rights granted to Spero hereunder without violating the right of any Third Party.

7.2.4 Meiji has obtained Pfizer Japan’s written consent to Meiji’s entering into an agreement with Spero for Meiji to, and Pfizer Japan’s [***] to (i) supply the Compound to Spero and its Affiliates, (ii) help develop the Product for Spero and its Affiliates, (iii) supply the Product to Spero and its Affiliates and (iv) assist Spero and its Affiliates with the transfer or license of the WLJ Know-How in the Spero Territory as more fully set forth in the Pfizer Letter, a copy of which has been provided to Spero.

7.2.5 Neither Meiji nor any of its Affiliates is a party to or otherwise bound by any oral or written contract or agreement that will result in any Person obtaining any interest in, or that would give to any Person any right to assert any claim in or with respect to, any rights granted by Meiji to Spero under this Agreement.

7.2.6 Meiji does not own or Control any Intellectual Property that would prevent Spero from exercising the rights granted to it by Meiji under this Agreement.

7.2.7 Neither Meiji nor any of its Affiliates (i) has granted or will during the Term grant any right, license, encumbrance, consent or privilege that is inconsistent with the rights granted to Spero hereunder or (ii) has entered into or will during the Term enter into any agreements, whether oral or written, that are inconsistent with its obligations under this Agreement.

7.2.8 Meiji is not aware of any Third Party’s Patent Right that would be infringed by making, using, offering for sale, selling or importing the Compound or the Products. Meiji is not aware of any infringement or misappropriation by a Third Party of any Intellectual Property Controlled by Meiji.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

7.2.9 The WLJ Agreement is valid and in full force and effect as of the Effective Date, and neither Meiji nor, to Meiji’s knowledge, Pfizer Japan, is in breach, or has delivered to the other party thereto a notice of breach, of the WLJ Agreement.

7.2.10 There are no claims, judgments, or settlements against Meiji or any of its Affiliates relating to the WLJ Know-How or Meiji Know-How. No claim or litigation has been brought or, to Meiji’s knowledge, threatened against Meiji by any Person alleging the misappropriation of the WLJ Know-How or Meiji Know-How.

7.2.11 To Meiji’s knowledge, no material breach of confidentiality vis-à-vis Meiji has been committed by any Third Party with respect to the Meiji Know-How or WLJ Know-How and Meiji has used reasonable measures to protect the confidentiality thereof.

7.2.12 To Meiji’s knowledge, all written data, results and other information disclosed by Meiji to Spero at any time prior to the Effective Date relating to the Compound, the Product or the Meiji Intellectual Property or, assuming WLJ Know-How obtained from Pfizer Japan is true and accurate, WLJ Know-How is true and accurate in all material respects, and did not omit important information known to Meiji that would be required to be disclosed in order to make such data, results and other information that was disclosed to Spero not misleading in any material respect.

7.3 Representations and Warranties of Spero. Spero represents and warrants to Meiji that, as of the Effective Date:

7.3.1 The execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate Spero corporate action.

7.3.2 This Agreement is a legal and valid obligation binding upon Spero and enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights, judicial principles affecting the availability of specific performance and general principles of equity (whether enforceability is considered a proceeding at law or equity), and the execution, delivery and performance of this Agreement by the Parties does not conflict with any agreement, instrument or understanding to which Spero is a party or by which it is bound.

7.3.3 Spero has the full right and legal capacity to grant the rights granted to Meiji hereunder without violating the rights of any Third Party.

7.3.4 Neither Spero nor any of its Affiliates (i) has granted or will during the Term grant any right, license, encumbrance, consent or privilege that is inconsistent with the rights granted hereunder or (ii) has entered into or will during the Term enter into any agreements, whether oral or written, that are inconsistent with its obligations under this Agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

7.3.5 Spero does not own or Control any Intellectual Property that would prevent Meiji from exercising the rights granted to it by Spero under this Agreement.

7.3.6 Spero is not aware of any Third Party’s Patent Right that would be infringed by making, using, offering for sale, selling or importing the Compound or the Products. Spero is not aware of any infringement or misappropriation by a Third Party of any of the Spero Intellectual Property.

7.3.7 There are no claims, judgments, or settlements against Spero or any of its Affiliates relating to the Spero Know-How. No claim or litigation has been brought or, to Spero’s knowledge, threatened against Spero by any Person alleging the misappropriation of the Spero Know-How.

7.3.8 To Spero’s knowledge, no material breach of confidentiality has been committed by any Third Party with respect to the Spero Know-How and Spero has used reasonable measures to protect the confidentiality thereof.

7.4 No Warranties. Except as expressly set forth in this Agreement, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR OF NON-INFRINGEMENT OF ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER RIGHTS OF THIRD PARTIES, OR ANY OTHER EXPRESS OR IMPLIED WARRANTIES.

ARTICLE 8

INDEMNIFICATION

8.1 General Indemnification By Meiji. Meiji shall defend, indemnify and hold harmless Spero, its Affiliates and their respective directors, officers, employees and agents (collectively, the “Spero Indemnified Parties”), from, against and in respect of any and all Actions brought by a Third Party (a “Third Party Claim”) and Losses incurred or suffered by any Spero Indemnified Party to the extent such Third Party Claims and Losses arise from: (a) any breach of, or inaccuracy in, any representation or warranty made by Meiji in this Agreement, or any breach or violation by Meiji of any covenant or agreement in this Agreement; (b) the negligence or intentional misconduct of, or violation of law by, Meiji, any of its Affiliates or Sublicensees, or any of their respective directors, officers, employees and agents, in performing Meiji’s obligations or exercising Meiji’s rights under this Agreement; (c) the Development, Manufacture or Commercialization of a Compound or a Product by Meiji or any of its Affiliates or Sublicensees; or (d) the development, manufacture or commercialization of a compound or a product that is developed or manufactured using any Jointly-Generated Intellectual Property by Meiji or any of its Affiliates or Sublicensees.

8.2 General Indemnification By Spero. Spero shall defend, indemnify and hold harmless Meiji, its Affiliates and their respective directors, officers, employees and agents (collectively, the “Meiji Indemnified Parties”), from, against and in respect of any and all Third Party Claims and Losses incurred or suffered by any Meiji Indemnified Party to the extent such

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Third Party Claims and Losses arise from: (a) any breach of, or inaccuracy in, any representation or warranty made by Spero in this Agreement or any breach or violation by Spero of any covenant or agreement in this Agreement; (b) the negligence or intentional misconduct of, or violation of law by, Spero, any of its Affiliates or Sublicensees, or any of their respective directors, officers, employees and agents, in performing Spero’s obligations or exercising Spero’s rights under this Agreement; or (c) the Development, Manufacture or Commercialization of a Compound or a Product by Spero or any of its Affiliates or Sublicensees.

8.3 Pfizer Claim. Each Party’s indemnification obligations set forth in Section 8.1 and Section 8.2 shall not apply to any Actions brought by Pfizer Japan (“Pfizer Claim”) and Losses incurred or suffered by a Spero Indemnified Party or a Meiji Indemnified Party, as applicable, as a result of the Pfizer Claim, except in case where the Pfizer Claim arises from or is attributable to any event set forth in item (a) or (b) of Section 8.1 or item (a) or (b) of Section 8.2, in which case each Party’s indemnification obligations shall apply to the Pfizer Claim in accordance with item (a) or (b) of Section 8.1 or item (a) or (b) of Section 8.2, as applicable.

8.4 Notice. A Spero Indemnified Party or Meiji Indemnified Party, as applicable, (the “Indemnified Party”) shall give prompt written notification to the Party from whom indemnification is sought (the “Indemnifying Party”) of the commencement of Third Party Claim or, if earlier, upon the assertion of such Third Party Claim by a Third Party; provided, however, that failure by the Indemnified Party to give notice of a Third Party Claim as provided in this Section 8.4 shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement, except and only to the extent that the Indemnifying Party is actually prejudiced as a result of such failure to give notice.

8.5 Defense. Within [***] after delivery of a notice of any Third Party Claim in accordance with Section 8.4, the Indemnifying Party may, upon written notice thereof to the Indemnified Party, assume control of the defense of such Third Party Claim with counsel reasonably satisfactory to the Indemnified Party. If the Indemnifying Party does not assume control of such defense, the Indemnified Party shall control such defense. The Party not controlling such defense may participate therein at its own expense, unless the Indemnifying Party has not assumed control of such Third Party Claim, in which case such expenses shall be borne by the Indemnifying Party.

8.6 Cooperation. The Party controlling the defense of any Third Party Claim shall keep the other Party advised of the status of such Third Party Claim and the defense thereof and shall reasonably consider recommendations made by the other Party with respect thereto. The other Party shall reasonably cooperate with the Party controlling such defense and its Affiliates and agents in defense of the Third Party Claim, with all out-of-pocket costs of such cooperation to be borne by the Indemnifying Party.

8.7 Settlement. The Indemnified Party shall not agree to any settlement of such Third Party Claim without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld. The Indemnifying Party shall not, without the prior written consent of the Indemnified Party, which shall not be unreasonably withheld, agree to any settlement of such Third Party Claim or consent to any judgment in respect thereof that does not include a complete and unconditional release of the Indemnified Party from all liability with respect thereto or that imposes any liability or obligation on the Indemnified Party.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

ARTICLE 9

TERM AND TERMINATION

9.1 Term. Unless terminated earlier in accordance with this Article 9, this Agreement becomes effective as of the Effective Date and shall continue in effect until, and expire upon, on a country-by-country basis, the later of (i) the end of the Royalty Term in such country or (ii) if Spero is still receiving Licensee Revenue from a Sublicensee in such country at the end of the Royalty Term and the Licensee Revenue Cap has not been reached, the date upon which the Licensee Revenue Cap has been reached (the “Term”).

9.2 Termination.

9.2.1 Voluntary Termination. Spero may, after [***] Meiji, terminate this Agreement, by providing Meiji with notice in writing that Spero intends to abandon all the Development and Commercialization of the Compound and the Product in any countries in the Spero Territory because efficacy, safety, unanticipated regulatory requirements or restrictions, or business factors (such as, but not limited to, higher-than-anticipated costs of Development, Manufacture or Commercialization; unfavorable reimbursement projections; or the likelihood of competition from products being developed or commercialized by third parties) do not justify Spero’s continued Development or Commercialization of the Compound and/or the Product in the Spero Territory. If Spero provides such notice of termination, (i) this Agreement shall remain in full force and effect until the effective date of such termination, and (ii) at Meiji’s request, Spero shall [***] the transfer of the Spero Regulatory Documentation to Meiji [***].

9.2.2 Termination for Material Breach. Upon any material breach of this Agreement by either Party (the “Breaching Party”), the other Party (the “Non-Breaching Party”) shall have the right, but not the obligation, to terminate this Agreement in its entirety by providing [***] written notice to the Breaching Party, which notice shall, in each case (a) expressly reference this Section 9.2.2, (b) reasonably describe the alleged breach which is the basis of such termination, and (c) clearly state the Non-Breaching Party’s intent to terminate this Agreement if the alleged breach is not cured within the applicable cure period. The termination shall become effective at the end of the notice period unless the Breaching Party cures such breach during such notice period; provided, that, the Non-Breaching Party may, by notice to the Breaching Party, designate a later date for such termination. Notwithstanding the foregoing, (1) if such material breach, by its nature, is curable, but is not reasonably curable within the applicable cure period, then such cure period shall be extended if the Breaching Party provides a written plan for curing such breach to the Non-Breaching Party and uses diligent efforts to cure such breach in accordance with such written plan; provided, that no such extension shall exceed [***] without the consent of the Non-Breaching Party. If the Breaching Party fails to cure such material breach within such [***] period, or such longer period of time as the Parties may agree, then the Non-Breaching Party may terminate this Agreement upon written notice to the Breaching Party as provided in this Section 9.2.2.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

9.2.3 Termination for Insolvency. In the event that either Party (a) files for protection under bankruptcy or insolvency laws, (b) makes an assignment for the benefit of creditors, (c) appoints or suffers appointment of a receiver or trustee over substantially all of its property that is not discharged within ninety (90) days after such filing, (d) proposes a written agreement of composition or extension of its debts, (e) proposes or is a party to any dissolution or liquidation, (f) files a petition under any bankruptcy or insolvency act or has any such petition filed against it that is not discharged within sixty (60) days of the filing thereof, or (g) admits in writing its inability generally to meet its obligations as they fall due in the general course, then the other Party may terminate this Agreement in its entirety effective immediately upon written notice to such Party. In the event Meiji terminates this Agreement pursuant to this Section 9.2.3 and if legally permissible, Spero shall, at Meiji’s request, transfer to Meiji the Spero Regulatory Documentation for reasonable monetary consideration to be agreed by the Parties through good faith negotiation.

9.2.4 Spero Termination Rights Relating to WLJ Agreement. Spero shall have the right, in its sole discretion, to terminate this Agreement and return to Meiji all WLJ Know-How in Spero’s possession that constitutes Meiji’s Confidential Information, if any of the following circumstances arise:

(i) Either the WLJ Agreement or the Pfizer Letter is validly terminated by Pfizer Japan, except in case where such termination is due to any event set forth in item (a) or (b) of Section 8.2;

(ii) If a Pfizer Claim is made against Spero or any of its Affiliates or Sublicensees for reasons of this Agreement except in case where such Pfizer Claim arises or is attributable to any event set forth in item (a) or (b) of Section 8.2;

(iii) If the WLJ Agreement [***] in any material respect, or otherwise [***] which have a material impact on Development or Commercialization of the Compound and/or the Product by Spero or its Affiliates, provided that Spero gives Meiji written notice of such termination [***], provided that [***];

(iv) Pfizer Japan refuses a request made pursuant to Section 2.4.1, 10.1, or 10.24.4, and such refusal has a material impact on Development or Commercialization of the Compound or the Product by Spero under this Agreement; or

(v) Meiji cannot [***], no later than [***] after the Effective Date or [***] before the implementation of the due diligence requirements described in this Section 9.2.4(v), whichever comes first, (a) to Spero, its Affiliates and potential and actual Sublicensees, investors or sources of financing or their counsel (subject to confidentiality obligations consistent with this Agreement) to satisfy the due diligence requirements of Spero’s potential and actual Sublicensees, investors or sources of financing or their counsel, or (b) to the extent required by applicable law, rule or regulation or by the requirements of any nationally recognized securities exchange, quotation system or over-the-counter market on which Spero or a relevant Affiliate of Spero has its securities listed or traded, or proposed to be listed or traded, provided that [***].

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

For the avoidance of doubt, any of the above circumstances shall not be deemed to constitute a breach of this Agreement by Meiji, and (a) Meiji shall not be required to reimburse any payments made by Spero hereunder prior to the date of such termination and (b) Meiji shall not owe any liability to Spero due to such termination, except to the extent that such liability arises under a provision of this Agreement other than this Section 9.2.4.

9.3 Effects of Expiration or Termination. In the event of expiration or termination of this Agreement for any reason, the provisions of this Section 9.3 shall apply.

9.3.1 Effects of Expiration on Licenses. Upon the expiration of the Term of this Agreement in accordance with Section 9.1, all licenses granted by Spero to Meiji under Section 2.2.1, and all licenses granted by Meiji to Spero under Section 2.1, shall survive and become fully-paid up and perpetual.

9.3.2 Return of Confidential Information. Within [***] after the effective date of expiration or termination of this Agreement in its entirety, or earlier if requested by a Party, each Party shall, and shall cause its Affiliates to (a) destroy, all tangible items solely comprising, bearing or containing any Confidential Information of the other Party that are in such first Party’s or its Affiliates’ possession or control, and provide written certification of such destruction, or (b) prepare such tangible items of the other Party’s Confidential Information for shipment to such other Party, as such other Party may direct, at the first Party’s expense; provided, that, in any event, each Party may retain one copy of the Confidential Information of the other Party to the extent necessary to exercise its rights or perform its obligations that survive expiration or termination of this Agreement.

9.3.3 Effects of Termination on Licenses.

(a) In the event of any termination of this Agreement by Meiji under Section 9.2.2 or 9.2.3, (i) all licenses granted by Meiji to Spero under Section 2.1 shall terminate, and (ii) all licenses granted by Spero to Meiji under Section 2.2.1 shall survive and become fully-paid up and perpetual. In the event of any such termination, at Meiji’s request, and subject to any continuing rights of Spero’s Sublicensees, Spero shall negotiate in good faith for the transfer of the Regulatory Documentation to Meiji and the possible expansion of the licenses granted to Meiji beyond the scope set forth in the preceding sentence.

(b) In the event of any termination of this Agreement by Spero under Section 9.2.1, (i) all licenses granted by Spero to Meiji under Section 2.2.1 shall survive and become fully-paid up and perpetual, and (ii) all licenses granted by Meiji to Spero under Section 2.1 shall terminate. In the event of any such termination, at Meiji’s request, and subject to any continuing rights of Spero’s Sublicensees, Spero shall negotiate in good faith for the transfer of to Meiji and the possible expansion of the licenses granted to Meiji beyond the scope set forth in the preceding sentence.

(c) In the event of any termination of this Agreement by Spero under Section 9.2.2 or 9.2.3, (i) all licenses granted by Spero to Meiji under Section 2.2.1 shall terminate, and (ii) all licenses granted by Meiji to Spero under Section 2.1 shall survive and become fully-paid up and perpetual.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(d) In the event of any termination of this Agreement by Spero under Section 9.2.4, (i) all licenses granted by Spero to Meiji under Section 2.2.1 shall survive and become fully-paid up and perpetual, subject to the last sentence of Sections 2.2.1 and (ii) all licenses granted by Meiji to Spero under Section 2.1 shall survive and become perpetual and freely sublicensable but be limited to exclude the WLJ Know-How. Following such termination, so long as Spero or its Affiliates or Sublicensees continue to exercise the licenses granted to Spero under Section 2.1, Spero shall continue to pay royalties, Licensee Revenue Share and milestone payments to Meiji subject to, and in accordance with, the provisions of Article 4.

9.3.4 Non-Exclusive Remedy. Notwithstanding anything herein to the contrary, termination of this Agreement shall be without prejudice to other remedies any Party may have at law or equity.

9.3.5 Survival. Termination or expiration of this Agreement shall not relieve either Party of any obligation accruing prior to expiration or termination. Section 4.5 (Payments) shall survive only until all obligations under Sections 4.1, 4.2, 4.3 and 4.4 that accrued prior to the date of expiration or termination have been satisfied, or in the case of termination by Spero pursuant to Section 9.2.4, until any surviving payment obligations have been satisfied. Articles and Sections 1 (Definitions), 2.2.2, 4.6 (Audit Rights), 5.1 (Ownership of Intellectual Property and Regulatory Documentation), 5.2 (Prosecution and Maintenance of Patent Rights), 6 (Confidentiality), 8 (Indemnification), 9.3 (Effects of Expiration or Termination), and 10 (Miscellaneous) shall survive and continue in full force and effect after expiration or termination of this Agreement. Except as otherwise provided in this Section 9, all rights and obligations of the Parties under this Agreement shall terminate upon expiration or termination of this Agreement in its entirety or solely with respect to the terminated country, as the case may be, for any reason.

9.3.6 Survival of Sublicenses. In the event of a termination of this Agreement by Spero pursuant to Section 9.2.1 or by Meiji pursuant to Section 9.2.2 or 9.2.3 while a sublicense of rights granted by Spero is in effect, the terms of this Section 9.3.6 shall apply, provided, that, the applicable Sublicensee is not in material breach of the applicable sublicense agreement. In such event, (a) all of such Sublicensee’s obligations under the applicable sublicense agreement to Spero shall remain in effect as obligations to Meiji and shall be enforceable solely by Meiji as a third party beneficiary, (b) all of such Sublicensee’s rights against Spero under the sublicense agreement that do not exceed and are not inconsistent with Meiji’s obligations to Spero under this Agreement, whether in scope, duration, nature or otherwise, shall remain in effect and may be enforced against Spero subject to the terms of the sublicense agreement; provided, that the foregoing shall in no way be interpreted to increase the scope, duration, territory or other aspect of the rights sublicensed to such Sublicensee and (c) all of Spero’s rights under the sublicense agreement shall remain in effect, may be exercised solely by Meiji as a third party beneficiary and shall inure to the exclusive benefit of Meiji. For clarity, the termination of this Agreement by Spero pursuant to Section 9.2.2, 9.2.3 or 9.2.4 shall have no effect on any sublicense agreement between Spero or its Affiliates and any Sublicensee, provided that in the event of termination of this Agreement pursuant to Section 9.2.4, the WLJ Know-How shall be deemed to be excluded from such sublicense agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

ARTICLE 10

MISCELLANEOUS

10.1 Assignment; Successors. Neither this Agreement nor any right or obligation hereunder may be assigned, in whole or in part, by operation of law or otherwise by any Party without the prior written consent of the other Party, except that either Party may, without the written consent of the other, assign this Agreement in its entirety (i) to an Affiliate, or (ii) in connection with the transfer or sale of all or substantially all of such Party’s assets or business related to this Agreement, or in the event of its merger, consolidation or similar transaction, provided that prior written consent of Pfizer Japan to the assignment shall be obtained. In the event that such consent is sought, but not obtained, from Pfizer Japan, Spero shall have the right to assign all of its rights and delegate its obligations hereunder other than those specifically relating to the WLJ Know-How in connection with such transfer or sale of all or substantially all of Spero’s assets or business related to this Agreement, or in the event of Spero’s merger, consolidation or similar transaction; provided that if Spero desires to proceed with the assignment of any data set, report or other document other than those set forth in Exhibit D, Spero shall consult with Meiji whether such data set, report, or other document qualifies as WLJ Know-How or Meiji Know-How and shall abide by Meiji’s determination of such qualification. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by, the Parties hereto and their respective successors and assigns.

10.2 Export Control. This Agreement is made subject to any restrictions concerning the export of products or technical information from the United States or other countries that may be imposed on the Parties from time to time. Each Party agrees that it shall not export, directly or indirectly, any technical information acquired from the other Party under this Agreement or any products using such technical information to a location or in a manner that at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the appropriate agency or other governmental entity in accordance with applicable law.

10.3 Compliance with Applicable Laws. In the performance of its obligations hereunder, each Party shall comply and shall cause its Affiliates, employees and contractors involved in the performance of this Agreement to comply with all applicable laws, including all applicable anti-corruption laws and privacy and data protection laws.

10.4 Choice of Law. This Agreement shall be governed by, and construed in accordance with, the substantive law of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflict of laws thereof. The UN Convention on the International Sale of Goods is hereby excluded by the Parties.

10.5 Dispute Resolution.

(a) Scope. Unless otherwise expressly provided for herein, any claim or controversy between the Parties arising out of, or relating to, the execution, interpretation and performance of this Agreement (including the breach, termination or validity thereof, and the scope and enforceability of this provision) shall be identified in writing and presented to the other Party (“Dispute Notice”). A Dispute Notice must set forth the details of the dispute and the notifying Party’s position.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(b) Settlement Negotiation. Promptly after receipt of a Dispute Notice by a Party, the Parties shall attempt to resolve the dispute through good faith discussions.

(c) Escalation. If the Parties are unable to resolve a dispute within [***] after receipt of the Dispute Notice by a Party, the Parties shall escalate the dispute to the Spero Executive Officer and the Meiji Executive Officer, each having the authority to resolve the dispute, who shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to attempt to resolve the dispute in good faith.

(d) Arbitration. Any dispute arising out of or relating to this Agreement, including the breach, termination or validity thereof, and the scope and enforceability of this provision, which cannot be resolved amicably pursuant to Section 10.5(b) and Section 10.5 (c), shall be finally resolved by arbitration in accordance with the arbitration rules of the International Chamber of Commerce (“ICC”), in effect at the time of the arbitration, except as otherwise mutually agreed by the Parties. Arbitration shall be conducted by a single arbitrator to be agreed upon by the Parties. If the Parties are unable to agree, the arbitrator shall be appointed in accordance with ICC rules. The arbitrator must have at least ten (10) years of experience in the pharmaceutical industry. The arbitrator shall have the authority to decide the arbitrability of the dispute and to award fees and expenses, including reasonable attorney’s fees, to a Party. The arbitrator shall not have the authority to award any damages that are expressly limited or excluded by this Agreement. Judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof. The arbitration shall be conducted in Singapore in the English language. The arbitration shall be completed and the award issued within [***] of the appointment of the arbitrator.

(e) Confidentiality. The Parties agree that all negotiations for dispute resolution shall be confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence. The Parties further agree that the arbitration shall be kept confidential and that the existence of the arbitration proceeding and any element of it (including but not limited to any pleadings, briefs or other documents submitted or exchanged, any testimony or other oral submissions, and any awards) shall not be disclosed beyond the arbitration tribunal, the ICC, the Parties, their counsel, accountants and auditors, insurers and re-insurers, and any person or entity necessary to the conduct of the proceeding. The confidentiality obligations in this Section 10.5(e) shall not apply (i) if disclosure is required by law, or in judicial or administrative proceedings, or (ii) as far as disclosure is necessary to enforce the rights arising out of the arbitration award.

10.6 Injunctive Relief. Notwithstanding Section 10.5 (Dispute Resolution) or anything to the contrary in this Agreement, either Party may seek immediate injunctive or other interim equitable relief as necessary in the event of a breach or threatened breach of a Party’s obligations under Article 5 (Intellectual Property Rights) or Article 6 (Confidentiality) of this Agreement, or as otherwise may be required in order to prevent imminent irreparable harm, damage or injury to a Party.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

10.7 Notices. All notices, requests, claims, demands, waivers and other communications under this Agreement shall be in writing and shall be by registered airmail, postage prepaid, courier services or personal delivery to the following addresses, or to such other addresses as shall be designated from time to time by a Party in accordance with this Section 10.7. The addresses and other contact information for the Parties are as follows:

If to Meiji:	Meiji Seika Pharma Co., Ltd. Attention: Yuji Sasaki, Managing Executive Officer 2-4-16, Kyobashi, Chuo-ku Tokyo 104-8002, Japan Tel: [***]

With a copy to:	Meiji Seika Pharma Co., Ltd. Attention: Kenshi Murase, General Manager, Partnering Strategy and Business Development 2-4-16, Kyobashi, Chuo-ku Tokyo 104-8002, Japan Tel: [***]

If to Spero:	Spero OpCo, Inc. 675 Massachusetts Avenue, 14th Floor Cambridge, MA 02139, USA Attention: Ankit Mahadevia Tel: 857-242-1600

With a copy to:	Mintz Levin Attention: Lewis J. Geffen One Financial Center Boston, MA 02111, USA Tel: (617) 348-1834

10.8 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. The Parties shall use all reasonable efforts to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that shall achieve, to the greatest extent possible, the economic, business and other purposes of such invalid or unenforceable provision.

10.9 Integration. This Agreement together with all schedules and exhibits attached hereto, constitutes the entire agreement between the Parties with respect to the subject matter of this Agreement and supersedes all previous agreements, whether written or oral. Each Party confirms that it is not relying on any representations or warranties of the other Party except as specifically set forth in this Agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

10.10 English Language. This Agreement shall be written and executed in and all other communications under or in connection with this Agreement shall be in, the English language. Any translation into any other language shall not be an official version thereof, and in the event of any conflict in interpretation between the English version and such translation, the English version shall control.

10.11 Section 365(n). All licenses granted under this Agreement are deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to “intellectual property” as defined in Section 101 of such Code. The Parties agree that each Party may fully exercise all of its rights and elections under the U.S. Bankruptcy Code, regardless of whether either Party files for bankruptcy in the United States. The Parties further agree that, in the event either Party elects to retain its rights under such Code, such Party shall be entitled to complete access to any technology licensed to it hereunder and all embodiments of such technology. Such embodiments of the technology shall be delivered to the non-bankrupt Party not later than: (a) the commencement of bankruptcy proceedings against the bankrupt Party, upon written request, unless the bankrupt Party elects to perform its obligations under the Agreement, or (b) if not delivered as set forth above, upon the rejection of this Agreement by or on behalf of the non-bankrupt Party, upon written request. The Parties acknowledge that the foregoing provisions of this Section 10.11 shall apply only when the bankruptcy proceedings with respect to either Party are conducted in the United States under the U.S. Bankruptcy Code and shall not apply when the bankruptcy or similar proceedings with respect to either Party are conducted in other jurisdiction where the mandatory laws governing bankruptcy or similar proceedings in such jurisdiction shall apply.

10.12 Waivers and Amendments. The failure of any Party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other Party. No waiver shall be effective unless it has been given in writing and signed by the Party giving such waiver, and no provision of this Agreement may be amended or modified other than by a written document signed by authorized representatives of each Party.

10.13 Independent Contractors; No Agency. Neither Party shall have any responsibility for the hiring, firing or compensation of the other Party’s or such other Party’s Affiliates’ employees or for any employee benefits with respect thereto. No employee or representative of a Party or its Affiliates shall have any authority to bind or obligate the other Party for any sum or in any manner whatsoever, or to create or impose any contractual or other liability on such other Party, without such other Party’s written approval. For all purposes, and notwithstanding any other provision of this Agreement to the contrary, each Party’s legal relationship under this Agreement to the other Party shall be that of independent contractor, and the relationship between the two (2) Parties shall not constitute a partnership, joint venture, or agency, including for all tax purposes.

10.14 Execution in Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts and by the Parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Agreement may be executed by facsimile, pdf or other electronically transmitted signatures and such signatures shall be deemed to bind each Party hereto as if they were the original signatures.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

10.15 Exclusions and Limitations of Liability.

10.15.1 SUBJECT TO SECTIONS 10.15.2 AND 10.15.3, NEITHER PARTY NOR ANY OF ITS AFFILIATES SHALL BE LIABLE FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, EXEMPLARY, PUNITIVE OR MULTIPLE DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER, OR FOR ANY LOSS OR INJURY TO A PARTY’S OR ITS AFFILIATES’ PROFITS, BUSINESS (INCLUDING BUSINESS INTERRUPTION) OR GOODWILL ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, IN EACH CASE HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, WHETHER IN CONTRACT, TORT, NEGLIGENCE, BREACH OF STATUTORY DUTY OR OTHERWISE, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES.

10.15.2 THE LIMITATIONS AND DISCLAIMERS SET FORTH IN SECTION 10.15.1 SHALL NOT APPLY TO A CLAIM (I) FOR WILLFUL MISCONDUCT OR GROSS NEGLIGENCE; (II) DAMAGES RESULTING FROM A BREACH OF ARTICLE 6.

10.15.3 NOTHING IN THIS SECTION 10.15 IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF EITHER PARTY WITH RESPECT TO THIRD PARTY CLAIMS.

10.16 Performance by Affiliates. To the extent that this Agreement imposes obligations on Affiliates or Sublicensees of a Party, such Party shall cause its Affiliates and shall use diligent efforts to cause its Sublicensees to perform such obligations. Either Party may use one or more of its Affiliates to perform its obligations and duties hereunder; provided, that each such Affiliate shall be bound by the corresponding obligations of the applicable Party and provided, further, that, subject to such Party’s assignment to an Affiliate pursuant to Section 10.1, such Party shall remain liable hereunder for the prompt payment and performance of all of its obligations hereunder.

10.17 Force Majeure. Neither Party shall be liable for failure of or delay in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any causes beyond the reasonable control of such Party. In event of such force majeure, the Party affected thereby shall use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.

10.18 No Third Party Beneficiary Rights. This Agreement is not intended to and shall not be construed to give any Third Party any interest or rights (including any third party beneficiary rights) with respect to or in connection with any agreement or provision contained herein or contemplated hereby, other than, to the extent provided in Article 8, the Indemnified Parties.

10.19 Non-exclusive Remedy. Except as expressly provided herein, the rights and remedies provided herein are cumulative and each Party retains all remedies at law or in equity, including the Parties’ ability to receive legal damages or equitable relief, with respect to any breach of this Agreement. Neither Party shall be required to terminate this Agreement due to a breach of this Agreement by the other Party.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

10.20 Interpretation. The Article and Section headings used herein are for reference and convenience only, and will not enter into the interpretation of this Agreement. The word “including” and similar words and phrases mean including without limitation, whether or not expressly stated. The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Articles or other subdivision. References to the singular include the plural and vice versa. References to one gender include all genders. References to any law, regulation, statute or statutory provision includes a reference to the law, regulation, statute or statutory provision as from time to time amended, extended or re-enacted. References to “dollars” or “$” are to US dollars, unless otherwise specified.

10.21 Further Assurances. Each Party agrees to execute, acknowledge and deliver such further instructions, and to do all such other acts, as may be reasonably necessary or appropriate in order to carry out the purposes and intent of this Agreement.

10.22 Construction. The Parties hereto acknowledge and agree that: (a) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (c) the terms and provisions of this Agreement shall be construed fairly as to all Parties hereto and not in favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.

10.23 Records Generally. Without limiting any of the Party’s obligations set forth in any other provision of this Agreement, each Party shall keep or shall cause its Affiliates to keep records as are appropriate to document such Party’s, and its Affiliates’, compliance with its obligations hereunder and under applicable law in a manner consistent with this Agreement for those periods applicable to such records in accordance with applicable law.

10.24 Press Releases and Publicity.

10.24.1 Each Party may issue a press release at a time reasonably acceptable to the Parties.

10.24.2 Each Party shall be free to make public disclosures concerning its own activities and the results of the Development and Commercialization of the Compound and the Product in its respective Territory so long as (i) such Party shall comply with its confidentiality obligations set forth in Article 6 (Confidentiality) and (ii) such Party complies with Section 10.24.3, and in Spero’s case, Section 10.24.4.

10.24.3 If either Party wishes to make any public disclosure concerning its own activities and the results of the Development and Commercialization of the Compound and the Product in its respective Territory, it shall first notify the other Party of such planned press release or public announcement, including any oral presentation or abstract, and provide a draft for review no less than [***] in advance of issuing such press release or making such public announcement

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

(or, with respect to press releases and public announcements that are required by applicable laws, with as much advance notice as possible under the circumstances if it is not possible to provide notice no less than [***] in advance). Each Party shall have the right to review and approve any such planned press release or public announcement proposed by the other Party that contains clinical data or pertains to results of clinical studies or other studies with respect to the Compound and/or the Product, or that includes Confidential Information of the other Party; provided, however, that (a) the reviewing Party shall attempt to provide such approval as soon as reasonably possible and will not unreasonably withhold such approval; (b) the reviewing Party shall provide explanations of its disapproval of such press release or public announcement; and (c) a Party desiring to make such press release or public announcement may issue such press release or public announcement without such prior review by the other Party if (i) the entire contents of such press release or public announcement have previously been made public other than through a breach of this Agreement by such Party, and (ii) such press release or public announcement does not materially differ from a previously issued press release or other publicly available information; and provided, further, that the other Party shall have the right to review, but not approve, any press release or public announcement that the proposing Party determines is required by applicable laws based on the advice of counsel. The Party reviewing a press release or public announcement provided under this Section 10.24.3 shall review and approve or disapprove such press release or public announcement within [***] after its receipt thereof.

10.24.4 Spero acknowledges that the [***] in connection with the WLJ Agreement provides Pfizer Japan certain review rights that may extend to public announcements that Spero wishes to make concerning its Development and Commercialization of the Compound and the Product. Spero agrees that Meiji may disclose to Pfizer Japan the proposed public announcements disclosed by Spero to Meiji pursuant to Section 10.24.3, solely during such time that Pfizer Japan’s review rights under the [***] remain in effect. Meiji agrees to use its Commercially Reasonable Efforts to submit Spero’s proposed public disclosures to Pfizer Japan in a timely manner to meet Meiji’s obligations under the [***] and to incorporate any comments from Pfizer Japan into Meiji’s comments pursuant to Section 10.24.3, consistent with the timeframes set forth in Section 10.24.3. In no event shall this Section 10.24.4 prevent Spero from timely making any public disclosure that Spero has determined is required by applicable laws based on the advice of counsel.

[Remainder of this page intentionally blank.]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, each Party has caused this Agreement to be duly executed by its authorized representative under seal, in duplicate on the Effective Date.

SPERO OPCO, INC.

/s/ Ankit Mahadevia

Name: Ankit Mahadevia
Title: Chief Executive Officer

MEIJI SEIKA PHARMA CO., LTD.

/s/ Daikichiro Kobayashi

Name: Daikichiro Kobayashi
Title: President and Representative Director

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT A

Key Terms of Clinical Supply Agreement

•	Form of Product for clinical use: [***] and meeting the specifications agreed upon by the Parties (the “CTM”).

•	Quantity: a quantity of [***] to be specified in the Clinical Supply Agreement for delivery at the Supply Price by [***]. The quantity and supply date shall be [***].

•	Meiji shall [***], and Spero shall [***].

•	Spero shall, [***] for Meiji to [***]; provided, however, that both Parties may renegotiate the [***] after reasonable [***].

•	Supply Price: [***]

•	If Spero decides to [***], Spero shall[***].

•	Spero shall own all Intellectual Property generated by Meiji or its contractors under the Clinical Supply Agreement, excluding any Intellectual Property generated solely by Meiji or its contractors that is generated without the use of the Meiji Intellectual Property, Spero Intellectual Property or Jointly-Generated Intellectual Property, and Meiji shall make all assignments necessary to perfect Spero’s rights in such new Intellectual Property.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT B

Compound

[***]

[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT C

Selected Items of WLJ Know-How

1. [***]

(1) [***]

Study No.	[***]	Title of the Study Report
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]

(2) [***]

Study No.	[***]	Title of the Study Report
—	—	[***]

(3) [***] Studies

Study No.	[***]	Title of the Study Report
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]

2. [***] Studies

(1) [***]

Study No.	[***]	Title of the Study Report
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]		[***]
[***]	—	[***]
[***]	—	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]

(2) [***]

Study No.	[***]	Title of the Study Report
[***]	—	[***]

(3) [***] Studies [***]

Study No.	[***]	Title of the Study Report
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]

(3) [***] Studies [***]

Study No.	[***]	Title of the Study Report
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]		[***]
[***]	—	[***]

(5) [***] Studies

Study No.	[***]	Title of the Study Report

[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]		[***]

(6) [***] Studies

Study No.	[***]	Title of the Study Report

[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
[***]	—	[***]
—	—	[***]

3. [***] Studies

Study No.	[***]	Title of the Study Report
—	[***]	[***]
—	[***]	[***]
—	[***]	[***]
—	[***]	[***]
—	[***]	[***]
—	[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT D

Selected Items of Meiji Know-How

Study No.	Title of the Study Report
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***] Studies
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***] Studies

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***] Studies
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***] Studies
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

[***]	[***]
[***]	[***]
[***] Studies
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT E

Pfizer Letter

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Meiji Seika Pharma Co., Ltd.

2-4-16, Kyobashi, Chuo-ku, Tokyo, 104-8002 Japan

Tel: [***] / Fax: [***]

9 January 2016

Pfizer Japan Inc.

3-22-7, Yoyogi,

Shibuya-ku,

Tokyo, 151-8589

Japan

Re: Carbapenem/Tebipenem and Spero Therapeutics

Ladies and Gentlemen:

We refer to that certain License Agreement (the “Wyeth Agreement”) dated as of the [***] day of [***], between Meiji Seika Pharma Co., Ltd. (“Meiji”) and Pfizer Japan Inc., as successor to Wyeth Lederle Japan, Ltd. (“Pfizer Japan”), currently a wholly-owned subsidiary of Pfizer Inc. (“Pfizer”).

The capitalized terms used in this letter and not otherwise defined in this letter have the meanings given in the Wyeth Agreement.

Meiji is contemplating entering into an agreement with Spero Therapeutics LLC (together with its affiliates, “Spero”) pursuant to which, among other things, Meiji would supply the Compound and the API to Spero, help develop the Product for Spero and supply the Product to Spero, and otherwise assist Spero with the transfer or license of the WLJ Know How and MS Know How outside the Territory (such development of the Product, supply of the Compound, the API and/or the Product and transfer or license of the WLJ Know Know and the MS Know How outside the Territory being the “Transaction”).

[***].

[***] with Spero, we are seeking your consent to our proposed Transaction with Spero, [***] to (i) supply the Compound and the API to Spero, (ii) help develop the Product for Spero, (iii) supply the Product to Spero and (iv) assist Spero with the transfer or license of the WLJ Know How and MS Know How outside the Territory.

By executing and returning a signed copy of this letter, you hereby agree and consent to our proposed Transaction with Spero and [***] in the foregoing paragraph. This letter supersedes all prior written agreements between the parties with respect to the subject matter hereof.

Sincerely,
Meiji Seika Pharma Co., Ltd.

By: /s/ Yuji Sasaki
Name: Yuji Sasaki
Title: Managing Executive Officer, Member of the Board

Agreed and Accepted as of the date written above:

Pfizer Japan Inc.

By: [Seal]
Name: Ichiro Umeda
Title: President and Representative Director

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

ADDENDUM TO LICENSE AGREEMENT

This Addendum (this “Addendum”) is made and effective as of the 14th day of June, 2017 (the “Effective Date”) by and between Meiji Seika Pharma Co., Ltd., a Japanese corporation with offices at 2-4-16, Kyobashi, Chuo-ku, Tokyo, 104-8002 Japan (“Meiji”) and Spero OpCo, Inc., a Delaware corporation with offices at 675 Massachusetts Avenue, 14th Floor, Cambridge, MA 20139, USA (“Spero”).

INTRODUCTION

WHEREAS, Meiji and Spero entered into a License Agreement dated June 14, 2017 (the “License Agreement”) pursuant to which Meiji has granted to Spero an exclusive license to use Meiji Intellectual Property, Meiji Regulatory Documentation and WLJ Know-How for the Development, Manufacture and Commercialization of the Compound and the Product in the Field in the Spero Territory; and

WHEREAS, in addition to the license granted under the License Agreement, Spero desires to be granted further by Meiji a license to use Meiji Intellectual Property, Meiji Regulatory Documentation and WLJ Know-How for the Development and Manufacture of the Compound and the Product in the Field in the Meiji Territory solely for the purpose of furthering Development, Manufacture and Commercialization of the Compound and/or the Product in the Field in the Spero Territory, and Meiji desires to grant such a license to Spero, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, Meiji and Spero hereby agree as follows:

1. Definitions. All the capitalized terms used and not otherwise defined in this Addendum shall have the same meanings as ascribed to them in the License Agreement.

2. License Grant. Subject to the terms and conditions of this Addendum, Meiji hereby grants to Spero, under the Meiji Intellectual Property, Meiji Regulatory Documentation and WLJ Know-How, a non-exclusive right and license, with the right to sublicense subject to the same conditions as set forth in Section 2.4.1 of the License Agreement, to Develop and Manufacture the Compound and the Product in the Field in the Meiji Territory solely for the purpose of furthering Development, Manufacture and Commercialization of the Compound and/or the Product in the Field in the Spero Territory. Without limiting the foregoing, Spero hereby agrees to Commercialize the Product solely in the Spero Territory and shall not, and shall not permit its Affiliates, Sublicensees or distributors to, distribute market, promote, offer for sale or sell the Product (a) to any Third Party outside the Spero Territory or (b) to any Third Party inside the Spero Territory that Spero, or its Affiliates, Sublicensees or distributors, as applicable, knows is reasonably likely to distribute, market, promote, offer for sale or sell such Product outside the Spero Territory.

3. Financial Terms. In consideration of the right and license granted by Meiji to Spero under Section 2 above, within [***] of the Effective Date, Spero shall pay to Meiji a one-time, non-refundable, non-creditable upfront fee of one hundred thousand US dollars ($100,000 USD). The Parties acknowledge that the upfront payment, Milestone Payments, Royalties and Licensee

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

Revenue Share set forth in Article 4 of the License Agreement shall be the consideration for the rights and licenses granted by Meiji to Spero under the License Agreement without this Addendum and shall not be the consideration for the right and license granted by Meiji to Spero under Section 2 above.

4. Term and Termination.

4.1 Unless terminated earlier pursuant to Section 4.2 below, this Addendum shall become effective as of the Effective Date and shall terminate upon the expiration of the Term or termination of the License Agreement in its entirety.

4.2 In the event of any material breach of this Addendum by either Party, the other Party may terminate this Addendum pursuant to the same procedures as set forth in Section 9.2.2 of the License Agreement.

5. Effect of Termination on License.

5.1 In the event of termination of this Addendum due to the expiration of the Term of the License Agreement in its entirety in accordance with Section 9.1 thereof, the right and license granted by Meiji to Spero under Section 2 above shall survive and become fully paid-up and perpetual.

5.2 In the event of any termination of this Addendum by Meiji under Section 4.2 above or due to the termination of the License Agreement by Spero under Section 9.2.1 thereof or by Meiji under Section 9.2.2 or 9.2.3 thereof, the right and license granted by Meiji to Spero under Section 2 above shall immediately terminate.

5.3 In the event of any termination of this Addendum by Spero under Section 4.2 above or due to the termination of the License Agreement by Spero under Section 9.2.2 or 9.2.3 thereof, the right and license granted by Meiji to Spero under Section 2 above shall survive and become fully paid-up and perpetual.

5.4 In the event of any termination of this Addendum due to the termination of the License Agreement by Spero under Section 9.2.4 thereof, the right and license granted by Meiji to Spero under Section 2 above shall survive and become fully paid-up and perpetual but be limited to exclude the WLJ Know-How.

6. Other Conditions. Unless this Addendum is terminated prior to the expiration of the Term or termination of the License Agreement in its entirety, this Addendum constitutes a part of the License Agreement and all applicable terms and conditions of the License Agreement shall apply to this Addendum.

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Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, each Party has caused this Addendum to be duly executed by its authorized representative under seal, in duplicate on the Effective Date.

SPERO OPCO, INC.

/s/ Ankit Mahadevia
Name: Ankit Mahadevia
Title: Chief Executive Officer

MEIJI SEIKA PHARMA CO., LTD

/s/ Daikichiro Kobayashi
Name: Daikichiro Kobayashi
Title: President and Representative Director

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.